As filed with U.S. Securities and Exchange Commission on June 16, 2008

Securities Act File No. 333-103025

Investment Company Act File No. 811-21296

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 15	☒

(Check appropriate box or boxes)

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor, New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code 212-583-2000

Patrick M. Patalino, c/o Baron Select Funds, 49th Floor, 767 Fifth Ave, New York, NY 10153

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on (June 30, 2008) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

This prospectus is for the Baron Select Funds, which currently has two series, Baron Partners Fund and Baron Retirement Income Fund. If you are interested in the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund, which are series of Baron Investment Funds Trust, please visit www.BaronFunds.com or contact us at 1-800-99BARON.

This prospectus contains essential information for anyone investing in these Funds. Please read it carefully and keep it for reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

June 30, 2008

Baron Partners Fund Baron Retirement Income Fund 767 Fifth Avenue New York, NY 10153 1-800-99BARON 212-583-2100

Table of Contents	Baron Funds®

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Information about the Funds	Baron Funds®

Investment Goals

Baron Partners Fund

Capital appreciation.

Baron Retirement Income Fund

Capital appreciation.

Principal Investment Strategies

In making investment decisions for Baron Funds® (the “Funds”), BAMCO, Inc. (“BAMCO” or the “Adviser”) seeks:

1.	securities that the Adviser believes have favorable price-to-value characteristics based on the Adviser’s assessment of their businesses’ prospects for future growth and profitability; and

2.	businesses that the Adviser believes are well-managed, have significant long-term growth prospects and have significant barriers to competition.

The Adviser’s research process includes visits and interviews with company managements, their major competitors and often their customers. It also studies industry data, statistics and trends. The Adviser looks for companies that it believes have the ability to grow substantially within a four or five-year period. The Adviser looks for companies that it believes have special business niches that offer favorable business opportunities and sustainable barriers to competition. It also seeks companies that it believes have strong management capabilities, good employee morale and favorable reputations. The Adviser invests without regard for market trends. It instead focuses on long-lasting “mega-trend” opportunities presented by individual investments. It also studies companies’ financial strength and profitability.

The Funds purchase stocks that the Adviser believes are undervalued relative to their businesses’ long-term growth prospects, future cash flows and asset values. The Adviser seeks to invest in businesses before their long-term growth prospects are appreciated by other investors. The Funds may make significant investments in companies in which the Adviser has the greatest conviction. Of course, there can be no guarantee that the Funds will be successful at achieving their investment goals.

The Funds have a long-term outlook and often invest in businesses for several years. The Funds hope for significant business growth and stock price appreciation over that time period. As long-term investors in businesses, the Funds are designed for long-term shareholders. The Funds are not designed or intended to be suitable for investors who intend to purchase and then sell their Fund shares within a six-month period (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 23-24 of this prospectus).

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Baron Funds®	Information about the Funds

Baron Partners Fund is a non-diversified fund that invests for the long term primarily in securities of U.S. growth companies. The Fund establishes long positions in securities that the Adviser believes have favorable price-to-value characteristics based on the Adviser’s assessment of their prospects for future growth and profitability, competitive advantages and their potential to increase in value 100% within four subsequent years. The Fund will make money if the stock prices of the securities it owns increase. It will lose money if the stock prices of the securities it owns decrease. To take advantage of opportunities to invest, the Fund may borrow money from banks (leverage) in an amount up to one-third of its total assets, which includes assets purchased with borrowed money (please see the “Principal Investment Risks” section on pages 6-9 of this prospectus).

Baron Retirement Income Fund is a non-diversified fund that invests for the long term primarily in U.S. securities of small and mid-sized growth companies. The Fund’s investments are selected for their capital appreciation potential. A small-sized growth company is defined as one having a market capitalization of less than $2.5 billion at the time of purchase. A mid-sized growth company is defined as one having a market capitalization of $2.5 billion to $10 billion at the time of purchase. The Adviser seeks to purchase securities for the Fund that the Adviser believes have favorable price-to-value characteristics based on the Adviser’s assessment of their prospects for future growth and profitability, competitive advantages and their potential to increase in value 100% within five subsequent years. Because of its long-term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.

Baron Retirement Income Fund intends to make an annual distribution equal to a minimum of 4% of the Fund’s net assets per share measured as of December 31 of the preceding year. This permits a distribution to investors without conflicting with our short-term trading policies (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 23-24 of this prospectus). The Adviser anticipates that the annual distributions will be characterized as either dividend income, capital gains or return of capital, or some combination thereof.

The Baron Retirement Income Fund’s 4% annual dividend distribution is intended to supplement the salary income of investors who are planning for their retirements, or help replace the salary income for investors who have retired. The Fund is being managed to achieve capital appreciation, which will have the effect of increasing the amount of the annual distribution. The goal is similar to that of college endowments, which are managed to provide both current income and principal growth. Such endowments typically spend 4% of the endowment’s beginning net assets for annual operating expenses. This strategy has typically allowed both the endowment’s principal and the amount it is able to distribute for operating expenses to increase over the long term. However, as the value of the Fund will fluctuate, an investor’s principal investment and corresponding annual distribution could decrease in value in any given year.

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Information about the Funds	Baron Funds®

For Baron Retirement Income Fund, investors who choose to receive the annual distribution rather than reinvest that distribution, the Adviser believes that an investor’s shares have the potential to increase in value at least 100% within eight years. This is in addition to the annual 4% distribution. For investors who choose to reinvest their annual distributions in additional Baron Retirement Income Fund shares, the Adviser believes that an investor’s shares have the potential to increase in value at least 100% within five years. Of course, there can be no guarantee that the Adviser will be successful in achieving its goals. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment will be the same (please see the “Dividends and Distributions” and “U.S. Federal Income Taxation” sections on pages 29-31 of this prospectus).

Baron Retirement Income Fund is designed principally for investors who would like to receive an annual distribution each year. Baron Retirement Income Fund has a distribution policy, which may be changed at any time by the Board of Trustees (the “Board”) upon notice to investors, of paying a minimum annual distribution of 4% of Baron Retirement Income Fund’s net assets per share measured as of December 31 of the preceding year (please see the “Dividends and Distributions” and “U.S. Federal Income Taxation” sections on pages 29-31 of this prospectus). This distribution policy permits a distribution to investors without conflicting with our short-term trading policies (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 23-24 of this prospectus). In the event that the Baron Retirement Income Fund does not generate a total return from dividends, interest income and net realized capital gains in an amount equal to a minimum of 4% of Baron Retirement Income Fund’s net assets per share measured as of December 31 of the preceding year, then the Baron Retirement Income Fund will return capital as part of such distribution. Any return of capital should not be considered by investors as yield or total return on their investment in the Baron Retirement Income Fund. Each investor should consider the tax implications of the distributions. Investors who sell their Fund shares before the annual distribution date will not receive an annual distribution.

Baron Retirement Income Fund is considering filing an exemptive application with the SEC seeking an order under the Investment Company Act of 1940 (the “1940 Act”) to permit the Fund to either make twelve monthly distributions or four quarterly distributions that, in the aggregate, are equal to a minimum of 4% of the Fund’s net assets per share measured as of December 31 of the preceding year. There can be no guarantee that exemptive relief will ultimately be granted. Currently, the Fund is not able to include long-term capital gains in its distributions more frequently than is permitted under the 1940 Act. If the application is filed and the requested relief is granted, the Fund may, subject to the determination of the Board, change its distribution policy to make monthly or quarterly distributions. Under such distribution policy, if, for any distribution, net investment income and net realized capital gains

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Baron Funds®	Information about the Funds

were less than the amount of the distribution, the difference would be distributed from the Fund’s net assets and would constitute a return of capital (please see the “Dividends and Distribution” and “U.S. Federal Income Taxation” section on pages 29-31 of this prospectus).

Baron Partners Fund and Baron Retirement Income Fund may also sell securities short. Short selling occurs when the Funds sell a security that the Funds do not own. In order to do so, the Funds must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The Funds may establish short positions in securities that the Adviser believes have limited growth prospects, are poorly managed, have a highly leveraged balance sheet or are over-priced. When the Funds take a short position, the Adviser believes that the company’s stock price will fall. If it falls sufficiently, the Funds will make money. If it instead increases in price, the Funds will lose money. The Funds will not use more than 35% of their respective total assets in maintaining short positions. The Adviser, in its sole discretion, may decide not to sell any securities short. The Adviser believes that the flexibility to execute a long and short strategy may reduce the short-term volatility inherent in the equity markets. However, the Adviser also believes short sales can be significantly more risky than long investments and, as a result, expects to employ this tactic relatively infrequently.

Baron Partners Fund and Baron Retirement Income Fund may also invest in private equity investments. These private company investments may occur either with companies that currently exist in the Funds’ portfolio when such companies are taken private by private equity firms or through established relationships with private company managements.

Baron Partners Fund and Baron Retirement Income Fund may invest without limitation in the securities of foreign issuers in U.S. denominated form known as American Depository Receipts. They may also invest up to 25% of their total assets directly in the securities of foreign issuers that are not publicly traded in the U.S. and in Global Depository Receipts and European Depository Receipts.

Principal Investment Risks

General Stock Market.  Investing in the stock market is risky because equity securities fluctuate in value, often based on factors unrelated to the intrinsic value of the issuer. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Funds, you may receive more or less money than you originally invested.

Distribution Policy.  Baron Retirement Income Fund has a distribution policy, which may be changed at any time by the Board upon notice to investors, of paying an amount equal to a minimum of 4% of Baron Retirement Income Fund’s net assets

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Information about the Funds	Baron Funds®

per share measured as of December 31 of the preceding year. In the event that the Baron Retirement Income Fund does not generate a total return from dividends, interest income received and net realized capital gains in an amount equal to a minimum of 4% of its net assets per share measured as of December 31 of the preceding year, the Fund may return capital as part of such distribution. This will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares, on which the distribution was received, are sold. Any return of capital should not be considered by investors as yield or total return on their investment in the Baron Retirement Income Fund. Because the values of securities fluctuate, the value of your investment in Baron Retirement Income Fund and its annual distribution may increase or decrease. If the value of the Fund on December 31 of a given year is lower than its value as of December 31 of the previous year, then the annual distribution you would receive in the following year will be lower than the annual distribution that you received in the previous year. The distribution policy may increase turnover of the assets of the Baron Retirement Income Fund, which may cause it to realize additional capital gains or losses. The net investment income, net realized capital gains and/or return of capital composition of each distribution will be estimated based on the earnings of the Baron Retirement Income Fund as of the date of the distribution. The actual composition of each distribution will be determined after the fiscal year end based on the Fund’s investment activity through the year end.

Large Positions.  The Funds may establish relatively large positions in companies in which the Adviser has the greatest conviction. Movement in the prices of securities in which the Funds hold large positions could have a significant impact on the Funds’ net asset value. These large positions may represent a significant part of a company’s outstanding stock, and sales by the Funds or a Fund could adversely affect stock prices. A Fund’s returns may be more volatile than those of a fund that does not establish large positions.

Specific Securities.  Earnings, cash flows and valuations projected by the Adviser for a long position may not be achieved, which could negatively affect the impact of that stock in a Fund’s portfolio. With respect to a short position held by a Fund, the company or the securities markets may have favorable developments or news that positively affect the stock market price of that company, which in turn, could result in a loss for the Fund.

Small and Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small and medium-sized companies, but there also may be more risk. Securities of small and medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small and medium-sized

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Baron Funds®	Information about the Funds

companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Non-Diversified Portfolios.  The Funds are non-diversified, which means they may have large positions in fewer companies or industries than a diversified fund. A non-diversified fund is more likely to experience significant fluctuations in value, exposing the Funds to a greater risk of loss in any given period than a diversified fund.

Short Sales.  If the price of the stock sold short increases after the sale, the Funds will lose money because they will have to pay a higher price to repurchase the borrowed stock when they close their short position. The Funds may not be able to close out a short position at an acceptable price or time and the loss of value on a short sale is theoretically unlimited. The Funds have to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities. If this occurs at the same time other short-sellers are trying to borrow or buy the securities, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Funds will have to cover their short positions at an unfavorable price. This could happen regardless of whether or not the prospects for a business are favorable or unfavorable.

Leverage.  Baron Partners Fund may borrow from banks and pledge its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the income and the increase in value of the securities purchased with the proceeds of the borrowing, the use of leverage will decrease the return to stockholders in the Fund. Use of leverage also tends to magnify the volatility of a Fund’s returns.

Long-Term Outlook and Projections.  The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which could negatively affect the impact of that stock in the Funds’ portfolios.

Foreign Securities.  Foreign investments may involve additional risks to those inherent in domestic investments, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Securities Not Publicly Traded.  Securities that are not publicly traded may be difficult to sell or may be subject to agreements that prohibit or limit their sale or

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Information about the Funds	Baron Funds®

other disposition. This investment approach requires a long-term outlook and may involve more risk. The Funds may not invest more than 15% of their total assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days. The Funds’ investments in illiquid securities may impact the Adviser’s in connection with the 4% distribution because it may cause the Adviser to sell liquid securities that it would otherwise prefer to hold. This would, in turn, cause the percentage of illiquid securities to increase.

Taxes.  Each of the Funds intends to elect to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To maintain its qualification for federal income tax purposes as a regulated investment company under the Code, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “U.S. Federal Income Taxation.” If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to regulated investment companies, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Fund’s shareholders) and the Fund’s income available for distribution would be reduced (please see the “U.S. Federal Income Taxation” on pages 29-31 of this prospectus, and the “Tax Status” section on pages 22-26 in the accompanying Statement of Additional Information (“SAI”)).

Prior Performance

Baron Partners Fund

Although Baron Partners Fund was registered as a mutual fund on April 30, 2003, it has been managed in the same style and by the same portfolio manager since the predecessor partnership’s inception on January 31, 1992, and since its conversion to a Delaware statutory trust structure on April 30, 2003. The partnership’s investment goals, policies, guidelines and restrictions were, in all material respects, equivalent to the Fund’s. The following information shows the Fund’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a partnership and since it converted to a mutual fund. When the Fund was a partnership, it charged a 20% performance fee after it reached a certain performance benchmark. The Fund does not charge a performance fee. If the annual returns for the Fund did not reflect the performance fee for the years it was a partnership, those returns would be higher. From its inception in January 31, 1992 through April 30, 2003, the Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or the Code, which if they had been applicable, might have adversely affected its performance. The information provides some indications of the risks of investing in the Fund. The bar

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Baron Funds®	Information about the Funds

chart shows you how the performance of the Fund has varied from year to year. Baron Partners Fund’s past performance is not necessarily an indication of how it will perform in the future. The Annual Financial Report contains additional performance information, which is available upon request without charge by writing or calling the Fund at the address and telephone number set forth in this prospectus. Performance information can also be found at www.BaronFunds.com/performance.

Annual returns for periods ended 12/31 of each year

Best quarter:	12/31/98 56.1%
Worst quarter:	09/30/98 -31.1%

Baron Retirement Income Fund—Prior Performance of Predecessor Partnership

As a newly registered mutual fund, Baron Retirement Income Fund does not have prior performance as a mutual fund. The prior performance shown below is for Baron Retirement Income Fund’s predecessor partnership. Baron Retirement Income Fund has been managed in the same style and by the same portfolio manager since the predecessor partnership’s inception on May 31, 1996. The Fund was added as a series of Baron Select Funds, a Delaware statutory trust, on June 30, 2008. The predecessor partnership’s investment goals, policies, guidelines and restrictions were, in all material respects, equivalent to the Fund’s. The following information shows the predecessor partnership’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a partnership. When the Fund was a partnership, it charged a 15% performance fee after it reached a certain performance benchmark. The Fund does not charge a performance fee. If the annual returns for the predecessor partnership did not reflect the performance fee, those returns would be higher. From its inception on May 31, 1996 through June 30, 2008, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or the Code, which

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Information about the Funds	Baron Funds®

if they had been applicable, might have adversely affected its performance. The information provides some indications of the risks of investing in the Fund. The bar chart shows you how the performance for the predecessor partnership varied from year to year. The predecessor partnership’s past performance is not necessarily an indication of how Baron Retirement Income Fund will perform in the future. Baron Retirement Income Fund’s performance information will be available at www.BaronFunds.com/performance.

Annual returns for periods ended 12/31 of each year

Best quarter:	12/31/98 34.2%
Worst quarter:	09/30/01 -23.4%

Average Annual Total Returns (for periods ended 12/31/07)

The following table shows Baron Partners Fund’s annual returns and long-term performance (before and after taxes), which includes its predecessor partnership’s average annual returns, and, for Baron Retirement Income Fund, shows its predecessor partnership’s average annual returns and the change in value of broad-based market indexes over various periods ended December 31, 2007.

Prior to May 1, 2003, Baron Partners Fund did not have a distribution policy. It was an unregistered partnership, it did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment we are unable to show the after-tax returns for the Baron Partners Fund prior to May 1, 2003.

Prior to June 30, 2008, Baron Retirement Income Fund did not have a distribution policy. It was an unregistered partnership, it did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment we are unable to show the after-tax returns for the Baron Retirement Income Fund prior to June 30, 2008.

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Baron Funds®	Information about the Funds

The index information is intended to permit you to compare the Funds’ performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Funds. The Funds’ “Return after taxes on distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Funds. The Funds’ “Return after taxes on distributions and sale of Fund shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning of the period and then sold at the end of the period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” is greater than the “Return before taxes” because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt (please see the “U.S. Federal Income Taxation” section on pages 29-31 of this prospectus).

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Information about the Funds	Baron Funds®

Baron Partners Fund	1 year		5 years	10 years	Since Inception*
Return before taxes	11.34%		24.35%	11.03%	16.05%
Return after taxes on distributions	10.34%		N/A	N/A	N/A
Return after taxes on distributions and sale of Fund shares	8.12%		N/A	N/A	N/A
Russell 2000 (reflects no deductions for fees, expenses or taxes)	(1.57%	)	16.25%	7.08%	10.12%
S&P 500 (reflects no deductions for fees, expenses or taxes)	5. 48%		12.81%	5.89%	10.47%

Baron Retirement Income Fund	1 year	5 years	10 years	Since Inception**
Return before taxes	15.25%	26.26%	13.05%	14.99%
Return after taxes on distributions	N/A	N/A	N/A	N/A
Return after taxes on distributions and sale of Fund shares	N/A	N/A	N/A	N/A
Russell 2500 (reflects no deductions for fees, expenses or taxes)	1.38%	16.99%	9.01%	10.21%
Russell 2000 Growth (reflects no deductions for fees, expenses or taxes)	7.05%	16.50%	4.32%	4.15%
S&P 500 (reflects no deductions for fees, expenses or taxes)	5.48%	12.81%	5.89%	8.78%

*	Baron Partners Fund became a registered Fund on April 30, 2003. Prior to this date, it was a partnership. The inception date of the predecessor partnership of Baron Partners Fund was January 31, 1992.
**	Baron Retirement Income Fund became a registered Fund on June 30, 2008. Prior to this date, it was a partnership. The inception date of the predecessor partnership of Baron Retirement Income Fund was May 31, 1996.

The Funds’ past performance before and after taxes is not an indication of its future before and after tax returns. The Russell 2000 is a widely recognized unmanaged index of small-cap companies. The Russell 2500 is an unmanaged index of small to mid-cap companies. The Russell 2000 Growth is an unmanaged index of small-cap growth companies. The S&P 500 is an unmanaged index that measures the performance of larger cap companies. The Funds may also compare their performance to the performance of their respective peer groups, as published by Morningstar and Lipper.

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Baron Funds®	Information about the Funds

Fund Expenses

The table below describes the fees and expenses that you would pay if you bought and held shares of the Funds.

Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets)

	Baron Partners Fund†	Baron Retirement Income Fund
Management Fee	1.00%	1.00%
Distribution (12b-1) Fee[1]	0.25%	0.25%
Other Expenses:
Operating Expenses	0.06%	0.25%	[4]
Interest Expense[3]	0.57%	0.00%

Total Operating Expenses[2]	1.88%	1.50%
Expense Waivers	—	(0.15%	)[4]

Total Annual Fund Expenses[2]	1.88%	1.35%

†	Based on the fiscal year ended December 31, 2007.
1.	Due to payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge.
2.	The Adviser has agreed that for so long as it is Adviser to the Funds, it will reimburse certain expenses of the Funds so that each Fund’s total operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) are limited to 1.45% of average daily net assets for Baron Partners Fund and 1.35% of average daily net assets for Baron Retirement Income Fund. Certain expenses of the Funds, such as interest and dividend expenses, are not subject to the operating expense limitation.
3.	Interest expense is the result of Baron Partners Fund’s use of leverage.
4.	Because Baron Retirement Income Fund is a new fund, “Other Expenses” are based on estimated amounts for the current fiscal year and takes into account the operating expense limitation agreed to by the Adviser.

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Information about the Funds	Baron Funds®

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Baron Partners Fund, the example also assumes that your investment has a 5% return each year and that the Fund’s operating and interest expenses remain the same. For Baron Retirement Income Fund, the example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at 1.35% for the first two years and at 1.50% for the third year. Baron Retirement Income Fund’s initial advisory contract is for a two-year period. These costs are exclusive of transactional expenses such as brokerage expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON PARTNERS FUND	$191	$591	$1,016	$2,201
BARON RETIREMENT INCOME FUND	$137	$444	N/A	N/A

There are additional charges if you have retirement accounts and wire transfers. You may also purchase and redeem your shares through brokers, dealers or other financial intermediaries that may charge a commission or other transaction fee for their services (please see the “How to Purchase Shares” section on page 19-21, and the “How to Redeem Shares” section on page 24-26, of this prospectus).

The 12b-1 fee is paid to Baron Capital, Inc. (“BCI” or the “Distributor”), the distributor of the Funds, for shareholder and distribution services. Because the fee is paid out of the Funds’ assets on an on-going basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Baron Funds®	Information about the Funds

Financial Highlights

The financial highlights table is intended to help you understand Baron Partners Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Baron Partners Fund share. The “total return” shows how much your investment in Baron Partners Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers, LLP, the Fund’s independent registered public accounting firm, whose report, along with Baron Partners Fund’s financial statements, is included in the Fund’s Annual Financial Report, which is available upon request by calling 1-800-99BARON or by emailing info@baronfunds.com.

Fiscal Year Ended December 31	2007	2006	2005	2004	2003*
Net Asset Value, Beginning of Year	$22.34	$18.43	$16.85	$12.17	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss	(0.21)^	(0.16)^	(0.13)	(0.06)	(0.10)
Net Realized and Unrealized Gain on Investments	2.74	4.13	2.49	5.17	3.63
Total from Investment Operations	2.53	3.97	2.36	5.11	3.53
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Net Realized Gain on Investments	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)
Total Distributions	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)
Net Asset Value, End of Year	$23.76	$22.34	$18.43	$16.85	$12.17
TOTAL RETURN	11.34%	21.55%	14.37%	42.35%	35.76	%†
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year	$3,384.1	$2,403.1	$1,403.0	$632.7	$164.3
Ratio of Total Expenses to Average Net Assets	1.88%@	1.77%	1.62%	1.46%	1.77	%**
Less: Ratio of Interest Expense to Average Net Assets	(0.57%)	(0.45%)	(0.27%)	(0.12%)	(0.37	%)**
Ratio of Operating Expenses to Average Net Assets	1.31%	1.32%	1.35%	1.34%	1.40	%**
Ratio of Net Investment Loss to Average Net Assets	(0.86%)	(0.80%)	(0.85%)	(0.83%)	(1.39	%)**
Portfolio Turnover Rate	32.95%	35.92%	37.62%	57.77%	36.67	%†

*	For the period April 30, 2003 (Commencement of Operations) to December 31, 2003.
**	Annualized.
†	Not annualized.
^	Based on average shares outstanding.
@	Benefit of expense reductions rounds to less than 0.01%.

As Baron Retirement Income Fund is a newly registered mutual fund, financial highlights will be available in the Fund’s Annual Financial Report for the year ended December 31, 2008.

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Management of the Funds

The Board oversees the management of the Funds. A list of the Trustees and the Funds’ officers may be found in the SAI. BAMCO is located at 767 Fifth Avenue, New York, NY 10153, and is responsible for portfolio management. BAMCO serves as investment adviser to other registered mutual funds, including Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund, and Baron Fifth Avenue Growth Fund. BCI, an SEC registered broker-dealer and a member of FINRA (the Financial Industry Regulatory Authority (formerly the NASD)) and the distributor of the shares of the Funds. BAMCO and BCI, along with their affiliate, Baron Capital Management, Inc., are wholly owned subsidiaries of Baron Capital Group, Inc., a holding company (“BCG” or the “Firm”).

Ronald Baron is the Founder, Chief Executive Officer and Chairman of the Firm and, with his family, is the principal owner of BCG. Linda S. Martinson is the President and Chief Operating Officer of the Firm and has been with the Firm since 1983.

Mr. Baron has been the portfolio manager of Baron Partners Fund since its inception as a limited partnership on January 31, 1992. He has also been the portfolio manager of Baron Retirement Income Fund since its inception as a limited partnership on May 31, 1996. In addition, he has managed two registered mutual funds, Baron Asset Fund since its inception in 1987 until January 23, 2008, and Baron Growth Fund since its inception in 1995. He has managed money for others since 1975. Mr. Baron is also a senior member of the Adviser’s research team and the Chief Investment Officer of the Adviser. Mr. Baron is responsible for stock selection and overseeing portfolio structure of the Funds as well as for specific stock selection and portfolio structure of Baron Growth Fund, Baron Partners Fund and Baron Retirement Income Fund. Mr. Baron’s responsibilities to manage other funds and accounts may conflict with his responsibilities to the Funds. The Funds’ SAI provides additional information about Mr. Baron’s compensation, other accounts managed by Mr. Baron and his ownership of securities in the Funds.

For its services, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of the Funds’ average daily net asset value. The Adviser is contractually obligated to reimburse certain expenses of the Funds so that its total operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) are limited to 1.45% of average daily net assets of Baron Partners Fund and 1.35% of average daily net assets of Baron Retirement Income Fund. A discussion regarding the basis for the approval by the Board of the investment advisory contract of Baron Partners Fund is available in the Fund’s Semiannual Financial Report to the Shareholders for the six months ended June 30, 2007. A discussion regarding the basis for the approval by the Board of the investment advisory contract of Baron Retirement Income Fund will be available in the Fund’s Semiannual Financial Report for the year ended June 30, 2008.

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12b-1 Plan

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that allows the Funds to pay distribution fees for the sale of their shares and for services provided to shareholders. A substantial portion of the 12b-1 fees is directed to third parties that provide shareholder servicing to existing shareholders. Because the fee is paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Funds to pay BCI a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets (please see the “12b-1 Plan” section on pages 19-20 of the SAI).

Third-Party Arrangements.  The Adviser, the Distributor or their affiliates, may, at their own expense out of their own financial resources (a source of which may be payment under the Funds’ 12b-1 plan), make cash payments for shareholder services to some, but not all brokers, dealers or financial intermediaries as an incentive to sell shares of the Funds and/or promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers or other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Funds may pay fees to financial intermediaries out of the applicable Fund’s assets (in addition to 12b-1 fees), for servicing shareholder accounts. Such financial intermediaries would have omnibus accounts with the Funds’ transfer agent, DST Systems, Inc. (the “Transfer Agent”), and provide shareholder servicing and/or sub-transfer agent services to shareholders or beneficial owners. It is anticipated that any amounts paid by the Funds to such financial intermediaries would not exceed the amount each Fund would have incurred in maintaining the shareholder accounts for those who invested in the Fund directly rather than through these financial intermediaries. As of December 31, 2007, the Funds have made no such payments.

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Information about your Investment	Baron Funds®

How Your Shares are Priced

The purchase or sale price for your shares is the Funds’ net asset value per share (“NAV”), which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by the Transfer Agent. The Fund has agreements with certain financial intermediaries that authorize them to accept orders or designate third parties to accept orders on behalf of the Funds. If you place your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary or its agent.

The Funds’ investments are valued based on their last sale prices. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market closes but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using procedures established by the Board. The Adviser has a fair valuation committee comprised of senior executives, and the committee reports to the Board every quarter. Factors the committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such an investment in its market. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. For securities traded on NASDAQ, the Fund uses the NASDAQ Official Closing Price.

How To Purchase Shares

You may purchase shares of the Funds directly without paying a sales charge. Please use the Funds’ “Regular Account Application” form to open an account. Special applications are available to open Individual Retirement Accounts such as Traditional, Roth, SEP or Simple IRAs (collectively “IRAs” or individually an “IRA”) and Coverdell accounts. All applications can be found at www.BaronFunds.com/applications. Please complete the application form in its entirety. If you do not provide all the information requested, your application will be returned to you and your investment will not be established.

The minimum initial investment is $2,000 per Fund, unless you choose to invest through the Baron Automatic Investment Plan (please see the “Baron Automatic Investment Plan” section on page 22 of this prospectus). At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. In

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addition, the Funds will not enforce the minimum for accounts opened through certain financial intermediaries and administrators that may not have systems that are able to enforce the Funds’ minimum. There is no minimum for subsequent purchases, except for purchases made through the Funds’ website (please see the “Special Information About the Baron Funds® Website” section on pages 26-27 of this prospectus).

The Funds may reject any proposed purchase if the purchase would violate the Funds’ policies on short-term trading (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 23-24 of this prospectus).

Any person or entity with a valid U.S. tax identification number may invest in the Funds (please see the “Anti-Money Laundering Regulations” section on page 20 of this prospectus). Please call the Funds’ Transfer Agent at 1-800-442-3814 if you have any questions.

Anti-Money Laundering Regulations.  As part of the Funds’ legal responsibility to fight the funding of terrorism and money laundering activities, the Funds require a detailed verification of the identity of a shareholder and individuals with authority or control over accounts opened by entities such as corporations, partnerships or trusts. When you open an account, the Funds will request such information as is necessary to verify your identity as a shareholder, as well as the identities of any individuals with authority or control over accounts being opened by entities. The information requested includes name, address, date of birth and U.S. taxpayer identification number. Please make sure to provide all required information. Incomplete information will delay your investment. The Funds will not process your investment until all required information has been provided.

You will receive the NAV of the Funds on the date that all required information has been provided to the Funds’ Transfer Agent. United Missouri Bank of Kansas City, N.A. will hold your investment check until all required information has been received. Investment funds received by bank wire will also be held by United Missouri Bank of Kansas City, N.A. If the application is not complete, the Funds’ representatives will attempt to collect any missing information by contacting you directly. If you purchase the Funds through a broker, dealer or other financial intermediary, such broker, dealer or other financial intermediary will be responsible for collecting the required information.

If the application is complete, the Funds will process the investment and will take steps to verify your identity. The Funds may request additional information or documents, if needed, to verify your identity. If the Funds cannot verify your identity, the account will be closed and you will receive proceeds based on the next NAV calculated for the Fund(s) in which you invested. If the Funds deem it necessary, and upon written notice to you, the payment of redemption proceeds to you may be

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suspended to comply with the anti-money laundering regulations applicable to the Funds. The Funds will share the identity of its shareholders with federal authorities if required to do so by law and may report a failure to verify a shareholder’s identity with federal authorities in accordance with applicable law.

How to Invest with the Baron Funds®

By Mail

To open a new account, send your signed application form with your check payable to BARON FUNDS® to:

Baron Funds®

P.O. Box 219946

Kansas City, MO 64121-9946

or by overnight mail to:

Baron Funds®

430 West 7th Street

Kansas City, MO 64105-1514

Please make sure you indicate how much money you want invested in each Fund. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards, money orders, traveler’s checks, bearer securities and cash will not be accepted. For IRAs and Coverdell accounts, please specify the year for which the contribution is being made. If no year is specified, it will be applied as a current year contribution.

When adding to your account, please complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, please write a note with the account number indicating in which Fund the investment should be made and send it along with your additional investment check. Please note that any investment funded by check will be subject to a fifteen-day hold or be held until the check clears to prevent any fraudulent transactions. Please send the check to either the regular or overnight address.

By Wire

You can make your initial or additional investments in the Funds by wire. To do so, please: (1) contact the Funds’ Transfer Agent at 1-800-442-3814 to obtain an account number; (2) complete and sign the application form and mail it to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946; (3) instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4; and (4) be sure to specify the following information in the wire: (a) the Fund you are buying; (b) your account number; and (c) your name. The Funds are not responsible for delays in the wiring process.

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Baron Funds®	Information about your Investment

By Telephone

Once your account is open, and if you have banking instructions on your account, you may add to your investment or exchange among the Baron Funds® by speaking with a representative or by calling our automated voice recognition system “BaronTel,” unless you specifically declined either of these options on your account application. Please call 1-800-442-3814 to invest or exchange by telephone (please see the “How to Exchange Shares” section on page 26 of this prospectus). By choosing this option to make a purchase, you authorize the Funds to draw on your bank account. Please note that for an exchange, your accounts must be identically registered. If you need to add this option to your account, please call 1-800-442-3814 for the forms.

By Internet

You may open a new account through the Baron Funds® website by going to www.BaronFunds.com/openaccount (please see the “Special Information about the Baron Funds® Website” section on pages 26-27 of this prospectus). You may add to an existing account by going to www.BaronFunds.com/myaccount. You must have ACH/Banking instructions on your account in order to make online purchases.

Baron Automatic Investment Plan

Baron Automatic Investment Plan (the “Plan”) is an automatic investment plan offered by the Funds. For any account starting with an investment of less than $2,000, the minimum initial investment is $500 with subsequent monthly investments of as little as $50, which are automatically invested from your checking account. Once your investment has reached $2,000, you have the option of either discontinuing the Plan by contacting the Funds or continuing to automatically invest in the Funds. If your initial investment is greater than $2,000, and you wish to utilize the Plan for your account, please contact the Funds. To enroll in the Plan, please complete the Enrollment Form (available by calling 1-800-99BARON), attach a voided check and mail with your application to either Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or to the overnight address, Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514.

If your account has already been established without banking instructions, and you wish to enroll in the Plan, please send a “signature guaranteed” letter of instruction along with a voided check attached to either the regular or overnight address. You can obtain a signature guarantee from most securities firms or banks but not from a notary public.

Through Brokers, Dealers or other Financial Intermediaries

You may purchase shares of the Funds through a broker, dealer or other financial intermediary that may charge a transaction fee. If you purchase the shares directly

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from the Funds, no transaction fee is charged. The Funds also participate in programs with many financial intermediaries where no transaction fee is charged.

Policies Regarding Frequent Purchases and Redemptions of Fund Shares

The Funds discourage any person who is not a long-term investor from investing in the Funds. The Funds make investments for the long term and have had relatively low turnover of the portfolios (please see the “Principal Investment Strategies” section on page 3 of this prospectus). The Board has adopted policies and procedures to minimize frequent purchases and redemptions of Fund shares by shareholders. The Board believes that frequent trading (which may include market timing, short-term trading or excessive trading) of Fund shares has the potential to adversely impact other shareholders of the Funds.

The Board believes that frequent trading of Fund shares causes risks to the Funds and their shareholders. Frequent trading may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Funds. It may disrupt the Adviser’s ability to manage the Funds in accordance with their goals. This disadvantages other shareholders of the Funds and adds to Fund costs, since the Adviser may be required to sell investments prematurely to raise cash to meet redemptions. The impact could be particularly severe for a smaller fund because the frequent activity would have a greater impact on each remaining long-term shareholder. The risk to long-term shareholders of a non-diversified fund are pronounced, because there may potentially be less liquidity, which results in greater trading-related transaction costs. Shareholders could also be negatively affected by frequent trading if the Adviser is forced to rebalance the portfolio and thereby incur substantial expenses in doing so.

If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from investing in the Funds. The policy of the Funds is to presume that a person who trades in and out of a Fund within six months or less is not a long-term investor, although the Adviser, in its sole discretion, will consider evidence that rebuts that presumption including the existence of extenuating circumstances such as medical emergencies or other hardships. The Adviser will examine information that is reasonably available to it at the time including information supplied by third parties and the shareholder’s investment history, to the extent known, in other mutual funds or investment vehicles (including vehicles managed by the Adviser or its affiliates), and if it is able to identify a person whom the Adviser deems is not a long-term investor, it will attempt to: (i) bar the person from returning to the Funds; or (ii) reject the investment from the outset. Although the Adviser may not be able to identify all persons who engage in frequent trading, it will make attempts to minimize frequent trading activity in the Funds. The Funds will not allow exchanges for an investor that the Adviser reasonably believes is not a long-term shareholder.

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Baron Funds®	Information about your Investment

Certain financial intermediaries and administrators may not have systems that can accommodate the Funds’ policies regarding the frequent purchases and redemptions of Fund shares. In these limited instances, the Funds must rely on those financial intermediaries and administrators to enforce their own frequent trading policies. If the Adviser reasonably believes that a financial intermediary is not enforcing its own policy or the Funds’ policy regarding frequent purchases and redemptions, even though it has the appropriate systems, the Funds may prohibit that financial intermediary from investing in the Funds on behalf of any of its clients.

The Funds’ policies and procedures may be modified or terminated at any time. The Funds reserve the right to reject any purchase or exchange request for any reason.

How to Redeem Shares

You may redeem Fund shares by any of the methods described below. If you are selling shares in an IRA or Coverdell account, please read the information in the IRA or Coverdell Plan Document. Redemptions will not be made until all of the requirements are met. Redemptions are priced at the next NAV calculated after your redemption request is received in the proper form. If you have recently purchased shares, your redemption proceeds may not be sent to you until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

By Mail

Please write a letter that includes the following information: the name of the registered owner(s) of the account; the name of the Fund(s); the number of shares or dollar amount to be redeemed; and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the Transfer Agent at Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946.

A signature guarantee is required for redemptions of more than $50,000 per Fund in any quarter (please see the “Special Information About Redemptions” section on page 25-26 of this prospectus). Normally, within seven days after receipt of a redemption request by the Transfer Agent in the proper form, the Fund will mail you the proceeds.

By Telephone

You are automatically granted the telephone redemption option when you open your account, unless you decline the option on your account application or by calling 1-800-442-3814. Once made, your telephone request cannot be changed. There is no minimum amount that you must redeem by telephone from your account. The maximum amount that you may redeem by telephone in any quarter is $50,000 per

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Fund. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered; (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account (usually a two banking day process); or (c) we will wire the proceeds to a pre-authorized bank account for a $10 fee that will be deducted from your redemption proceeds (usually a next banking day process). Banking instructions can be added to your account or changed by sending in a signature guaranteed letter of instruction. Please include your account number.

The Funds have the right to refuse a telephone redemption if they believe that it is advisable to do so. The Funds will not be responsible for any fraudulent telephone order as long as the Funds and the Transfer Agent use reasonable procedures to confirm that telephone instructions are genuine.

By Broker, Dealer or Other Financial Intermediaries

Accounts may redeem Fund shares held by a broker, dealer or other financial intermediary that may charge you a fee. The Funds may have special redemption procedures with certain brokers, dealers, or other financial intermediaries.

Special Information About Redemptions

If the amount to be redeemed in any quarter is greater than $50,000 per Fund, all of the signatures on a redemption request must be signature guaranteed. If you have changed your address within 30 days prior to a redemption request, a signature guarantee is required for any amount of redemption. For joint tenant accounts, each signature must be guaranteed. A signature guarantee helps protect you and the Funds from fraud. You can obtain a signature guarantee from most securities firms or banks but not from a notary public. If you are redeeming $50,000 or less per quarter, per Fund, and if proceeds are sent to the address of record (which has not been changed within 30 days), no signature guarantee is required.

Please call the Transfer Agent at 1-800-442-3814 if you are unsure of any of the special redemption requirements. Please remember that the Funds will not process redemptions greater than $50,000 per Fund in any quarter until the original letter of instruction with the signature guarantee in proper form has been received by the Transfer Agent.

The Transfer Agent may require other documentation from corporations, trustees, executors and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the Transfer Agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including the receipt in proper form of all required documentation by the Transfer Agent, have been satisfied.

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A redemption of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, that Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

If your account falls below $2,000 because of redemptions, the Funds may ask you to increase your balance. If it is still below $2,000 after 60 days, the Funds may close your account and send you the proceeds.

The Funds may suspend the normal redemption process if trading on the New York Stock Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds’ net assets or if the SEC permits a suspension.

How to Exchange Shares

You may exchange all or a portion of your investment from one Baron Fund into another. You may exchange shares by mail, telephone (speaking with a representative or using our automated voice recognition system “BaronTel”) or through the Baron Funds® website. You must not have opted out of the telephone option to do an exchange via telephone or online (please see the “Special Information about the Baron Funds® Website” section on pages 26-27 of this prospectus). Any new account established through an exchange will have the same registration, the same privileges and will be subject to the same minimum investment requirements as your original account. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered a sale for federal income tax purposes, and you may realize a taxable gain or loss. The Fund reserves the right to cancel the exchange privilege of any investor who uses the exchange privilege excessively (please see the “Policy Regarding Frequent Purchases and Redemptions of Fund Shares” on pages 23-24 of this prospectus). The Fund may change or temporarily suspend the exchange privilege during unusual market conditions.

Other Fees

The Funds may charge a fee of $5 per year, with a maximum charge of $20, to provide historical information for an account. Please call the Funds’ Transfer Agent at 1-800-442-3814 for additional information.

Special Information About The Baron Funds® Website

The Baron Funds® website, www.BaronFunds.com, allows you to check your Fund account balance and historical transactions and make purchases or exchanges of Fund shares or exchanges into other Baron Funds®. You are automatically granted the online

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transaction option unless you decline the option on your account application or by calling 1-800-442-3814. To purchase shares online, you must have telephone transaction privileges and bank instructions with respect to your account. Payment for the purchase of Baron Fund shares through the website may be made only through a debit of your bank account at a U.S. bank that is a member of the Federal Reserve System.

The Funds impose a limit of $25,000 per initial purchase transaction or subsequent transaction through the website. The minimum initial investment is $2,000 per Fund, or if you are utilizing the Baron Automatic Investment Plan, you can start with an initial investment of $500 per Fund, with subsequent minimum investments of $50 per month. The minimum investment for subsequent purchases through the website is $10.

Redemptions cannot be processed via the website. However, shareholders have the option to redeem by telephone or mail (please see the “How to Redeem Shares” section on pages 24-25 of this prospectus).

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Baron Funds® website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Funds, the Distributor and the Transfer Agent have established certain security measures, they cannot guarantee that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences, or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase or exchange shares. The Funds, the Distributor, the Transfer Agent and the Adviser are not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

The Funds, the Distributor, the Transfer Agent and the Adviser are not liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures governing the disclosure of each Fund’s portfolio holdings. More detailed information about these policies and procedures can be found in the Funds’ SAI.

Quarterly: The Funds post on the Baron Funds® website, usually on the fifth business day after the quarter end, the top ten long positions held by each Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund is leveraged). In addition, the Funds post on the Baron Funds® website, usually on the

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tenth business day after the quarter end, all long securities positions of each Fund’s net assets and the cash position at the just-ended quarter end. All of this information will remain on the Baron Funds® website until the next quarter end’s information is posted.

Monthly: In addition, the Funds post on the Baron Funds® website, usually the tenth business day after month end, the ten largest long positions of each Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund is leveraged). This information will remain on the Baron Funds® website until the next month end’s information is posted.

Other information that may be of interest to investors, such as industry breakdowns and a historical analysis of security impact, may be available on the Baron Funds® website. The website address is www.BaronFunds.com. The link to Fund information is www.BaronFunds.com/ourfunds. Holdings information for each Fund can be accessed from this link.

A Fund may release the portfolio information to persons earlier than the dates stated above only if certain members of senior management of the Fund determine that the release of such information is in the best interest of the Fund’s shareholders, that there is a legitimate business purpose and where the recipient agrees in writing to maintain the confidentiality of the information and not to trade on the information. More detailed information about these arrangements can be found in the Funds’ SAI.

If the Funds inadvertently release the information prior to the dates stated above to any person, and there was no agreement as described, the Funds will promptly post the information to the website. A Fund may also release what the Adviser reasonably believes to be immaterial information as the Adviser deems appropriate.

No employee of the Funds or the Adviser is allowed to accept compensation or consideration in any form with respect to the release of the of Funds’ portfolio holdings. “Consideration” includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser. Any exceptions to any of the Funds’ disclosure policies are reported to the Board.

Dividends And Distributions

Baron Partners Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains at least once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the next NAV calculated after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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Information about your Investment	Baron Funds®

Baron Retirement Income Fund has a distribution policy, which may be changed at any time by the Board upon notice to investors, of paying a minimum annual distribution of 4% of Baron Retirement Income Fund’s net assets per share measured as of December 31 of the preceding year. Depending on the amount of capital gains in a given year, the annual distribution may exceed 4%. Unless you instruct the Fund otherwise, you will receive the annual distribution. The Adviser anticipates that the annual distributions will be characterized as either dividend income, capital gains or return of capital, or some combination thereof. Each investor should consider the tax implications of the distribution. Investors who sell their position in the Fund before record date set for the annual distribution will not receive an annual distribution. The record date will be posted on the Baron Funds® website. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you have not instructed the Fund to reinvest your distribution and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the NAV next determined after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Potential investors should read the “U.S. Federal Income Taxation” section on pages 29-31 of this prospectus and the “Tax Status” section in the accompanying SAI for information on the tax treatment of distributions from the Funds and for a discussion of the tax consequences of an investment in the Funds. References below to the “Fund” apply to each of the two Funds described in this prospectus.

U.S. Federal Income Taxation

Tax Status of the Fund

Each Fund intends to qualify every year as a “regulated investment company” under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that it distributes to its shareholders at least 90% of its net taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year.

Taxability of Dividends and Distributions

Distributions of a Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of a Fund’s net capital gains (the excess of the Fund’s net long-term capital gain for the taxable year over its net short-term capital loss for that year) designated as capital gain dividends by the Fund will be taxable to you as

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Baron Funds®	Information about your Investment

long-term capital gains, regardless of the length of time you have held shares of the Fund. Distributions in excess of a Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital, to the extent of your adjusted basis in your shares of the Fund, and as a capital gain thereafter (if you held your shares of the Fund as capital assets). Provided that you satisfy the applicable holding period and other requirements with respect to your shares of a Fund, distributions of the Fund’s “qualified dividend income” in taxable years beginning before January 1, 2011 will be treated as qualified dividend income received by you and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gains. The Funds will inform you each year of the tax status of distributions you received for the previous year. Your tax liabilities for such distributions will depend on your particular tax situation.

If you elect to reinvest distributions in additional shares of a Fund, you will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.

All distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported on your U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to you as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

By law, a Fund must withhold 28% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Taxability of the Sale or Redemption of Shares

You will recognize a taxable gain or loss, if any, if you sell or redeem your shares. You will generally be subject to taxation based on the difference between your adjusted tax basis in your shares sold or redeemed and the value of the cash or other property you receive in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in your hands and will generally be long-term capital gain or loss if your holding period for your shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares generally are taxed at the rate of 15% if your holding period for your shares is more than one year. Any loss realized on a sale or redemption will be disallowed to the extent your shares disposed of are replaced with substantially identical shares within a period

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Information about your Investment	Baron Funds®

beginning 30 days before and ending 30 days after the disposition of your shares. In such a case, your basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which you have a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends you receive with respect to such shares.

The foregoing is a summary of some of the important U.S. federal income tax considerations affecting the Funds and their shareholders. It is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding shares of the Funds. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

General Information

Custodian, Administrator, Transfer Agent and Dividend Agent

State Street Bank and Trust Company (“SSBT”), One Lincoln Street, Boston, MA 02111, serves as the custodian for the Funds’ cash and securities.

SSBT serves as the administrator to the Funds, provides certain accounting and bookkeeping services, which include maintaining the books of each Fund, calculating daily the income and NAV per share of each Fund and assisting in the preparation of tax returns and reports to shareholders.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds.

These institutions are not responsible for investment decisions for the Funds.

Shareholder Information

If you have questions about your account or transactions, please contact the Transfer Agent, DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121-9946, or by telephone at 1-800-442-3814.

If you have questions about general Fund information, please call 1-800-99BARON or 212-583-2100.

As a Delaware statutory trust, annual shareholder meetings are not required. The Adviser sends semiannual financial reports to shareholders. Pending legal proceedings, if any, are disclosed in the SAI.

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Baron Funds®	Information about your Investment

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

■	Information we receive from you on applications or other forms;
■	Information about your transactions with us, our Adviser or others; and
■	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address among other Funds and the Adviser and its affiliates for the purpose of sending you information about products of ours that we believe may be of interest to you and informing you of our upcoming investors’ conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing such information with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This pledge is also available at all times on the Baron Funds® website, www.BaronFunds.com, or by calling 1-800-99BARON.

For More Information

Investors who want more information about Baron Funds® may obtain the following documents free upon request at the numbers or addresses below.

Shareholder Reports

Additional information about the Funds’ investments is available in the Funds’ semiannual financial reports to Shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

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Information about your Investment	Baron Funds®

Statement of Additional Information

Additional information is also contained in the SAI dated June 30, 2008. A current SAI is on file with the SEC and is incorporated by reference. You may obtain the SAI and the shareholder reports without charge by writing or calling the Funds.

To Obtain Information

By telephone:	Call 1-800-99BARON (1-800-992-2766)

By mail:	Write to: BARON FUNDS® 767 Fifth Avenue New York, NY 10153

By email:	Send your request to: info@BaronFunds.com

On the Internet:	Text-only versions of Baron Funds® documents can be viewed online or down loaded from www.BaronFunds.com or from the EDGAR database on the SEC’s website at www.sec.gov.

Other:	You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, D.C. (telephone: 1-202-942-8090). Copies of this information may be obtained by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You will have to pay for the copies.

SEC file number:	811-21296

Ticker Symbols:	Baron Partners Fund Baron Retirement Income Fund	BPTRX BRIFX

No person has been authorized to give any information or to make any representations other than those contained in this prospectus or in the related SAI.

33	www.BaronFunds.com

BARON FUNDS®

767 Fifth Avenue • New York, NY 10153

BARON SELECT FUNDS

Baron Partners Fund

Baron Retirement Income Fund

767 Fifth Avenue

New York, NY 10153

(800) 99BARON

212-583-2100

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Funds’ prospectus dated June 30, 2008, which may be obtained without charge by writing or calling the Funds at the address or telephone number above.

The Funds’ prospectus is incorporated by reference into this SAI and the SAI has been incorporated by reference into the Funds’ Prospectus. Baron Partners Fund’s audited financial statements are incorporated by reference into this SAI. You may request a copy of the Annual Financial Report of Baron Partners Fund at no charge by writing or calling the Funds at the address or telephone number above.*

No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related prospectus.

*	As Baron Retirement Income Fund is a new fund, there is no Annual Financial Report for Baron Retirement Income Fund as of the date of this SAI.

TABLE OF CONTENTS

	Page in Statement of Additional Information	Page in Prospectus
FUND HISTORY AND CLASSIFICATION
Investment Goals, Strategies and Risks	1	3
Investment Restrictions	6
Turnover Rate	7
Disclosure Policy	7

MANAGEMENT OF THE FUNDS
Portfolio Manager	7	17
Board of Trustees and Officers	9
Code of Ethics	15
Principal Holders of Securities	15
Investment Adviser	16
Proxy Voting	17

BROKERAGE	18

DISTRIBUTOR	19
12b-1 Plan	19

REDEMPTION AND PURCHASE OF SHARES	21	19

NET ASSET VALUE	22	19

TAX STATUS	22	29

ORGANIZATION AND CAPITALIZATION	26

OTHER INFORMATION
Calculations of Performance Data	26	31

FUND HISTORY AND CLASSIFICATION

Baron Select Funds (the “Company”) is a non-diversified, open-end management investment company organized originally as a limited partnership known as Baron Capital Partners, L.P., on January 31, 1992, under the laws of the State of Delaware. On April 30, 2003, the partnership was converted into a statutory trust under the laws of the State of Delaware. The Company is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There are two series currently available: Baron Partners Fund and Baron Retirement Income Fund (individually, a “Fund,” and collectively, the “Funds”). Baron Partners Fund is the successor to Baron Capital Partners, L.P., and Baron Retirement Income Fund is the successor to Baron Investment Partners, L.P. The Funds have substantially the same investment objectives and strategies as did their respective predecessor partnerships. The Funds also have the same portfolio manager, Ronald Baron, as did their respective predecessor partnerships.

Investment Goals, Strategies and Risks.

The investment goal of Baron Partners Fund and Baron Retirement Income Fund is to seek capital appreciation. Baron Retirement Income Fund also intends to make annual distributions equal to a minimum of 4% of the Fund’s net assets per share measured as of December 31 of the preceding year.

In addition to the principal investment strategies of the Funds described in the prospectus on pages 2-7, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Funds’ Board of Trustees (the “Board”). Shareholders will be notified of any material changes. Some of the strategies discussed below are mentioned in the prospectus, but they are explained in more detail here.

Foreign Securities.

The Funds may invest up to 25% of their total assets directly in the securities of foreign issuers, that are not publicly traded in the U.S., and may also invest in foreign securities in U.S. markets through depositary receipts or listed securities without regard to these limitations. These securities may involve additional risks not associated with securities of U.S. companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are U.S. issuers. The Funds may invest in securities commonly known as American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), or in other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a U.S. bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. or foreign securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs, although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investments in ADRs have certain advantages over direct investments in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments that are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as U.S. issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs.

The Funds may invest in the equity securities of real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests in real estate and derives its income from rents or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

Securities Lending.

The Funds may lend their portfolio securities to financial intermediaries as a means of earning additional income. In lending portfolio securities, the Funds may incur delays in recovering the loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determine that the income justifies the risk. The Funds will not lend more than 25% of their total assets.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Funds must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Funds must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.

Mortgage-Backed Securities.

The Funds may invest in mortgage-backed securities that are issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, the Funds may have unanticipated proceeds that they may then have to be invested at a lower interest rate and therefore may be penalized by not having participated in a comparable security not subject to prepayment. The Funds do not anticipate investing more than 5% of their total assets in such securities.

When-Issued Securities.

The Funds may invest in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Funds bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. The Funds do not anticipate investing more than 5% of their total assets in such securities.

Medium And Lower-Rated Corporate Debt Securities.

The Funds may invest in debt securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be known as “junk bonds.” The Funds do not anticipate investing more than 35% of their total assets in such securities.

The Funds will rely on the judgment, analysis and experience of the Funds’ adviser, BAMCO, Inc. (“BAMCO” or the “Adviser”) in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody’s evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Funds’ equity portfolios. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower-rated corporate debt securities, achievement by the Funds of their investment goals when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher-rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower-rated corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower-rated corporate debt securities to repay principal and interest to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Funds’ portfolios. The secondary market prices of medium and lower-rated corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher-rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower-rated corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on medium and lower-rated debt securities in the portfolios that are interest rate sensitive can be expected to fluctuate over time.

Illiquid Securities.

To the extent that there is no established market for some of the medium or lower-rated corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities, and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Funds to sell securities for which no established market exists. During periods of reduced market liquidity, and in the absence of readily available market quotations for medium and lower-rated corporate debt securities held in the Funds’ portfolios, the responsibility of the Adviser to value the Funds’ securities becomes more difficult, and the Adviser’s judgment may play a greater role in the valuation of the Funds’ securities due to a reduced availability of reliable data.

To the extent that the Funds purchase illiquid securities or securities that are restricted as to resale, the Funds may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. The Funds may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933, certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

Other Debt Securities.

The Funds may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value, and pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of a comparable term and quality. The secondary market value of corporate debt securities structured as zero-coupon securities or pay-in-kind securities may be more volatile in response to changes in interest rates than debt securities, which pay interest periodically in cash. Because such securities do not pay current interest, but instead accrue such income, to the extent that the Funds do not have available cash to meet distribution requirements with respect to such income, they could be required to dispose of portfolio securities that they would not otherwise. Such disposition could be at a disadvantageous price. Investments in such securities also involve certain tax considerations.

The Funds from time to time may also purchase indebtedness and participations, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit, which can be realized through thorough analysis. There are no established markets for some of this indebtedness, and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank is not the security of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 5% of their total assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Funds buy a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause the Funds to suffer a loss, including loss of interest on, or principal of, the security and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

The Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Funds sell a security and simultaneously agree to buy it back at a mutually agreed upon time and price. To the extent that the Funds engage in reverse repurchase agreements, they will maintain a segregated account consisting of liquid assets or highly marketable securities to cover their obligations. Reverse repurchase agreements may expose the Funds to greater fluctuations in the value of their assets.

Short Sales.

The Funds may sell securities short. The Funds may sell a security that the Funds do not own. In order to do so, the Funds must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The value of a security sold short could increase and the Funds would have to pay more to buy the security to return to the lender than it received from the purchaser in the short sale. The Funds’ risk of loss in these types of short sales is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The Funds may also sell a security short that the Funds own or a security equivalent in kind or amount to a security the Funds have a right to obtain (for example, a security convertible into the security sold short or a security that the Adviser believes will be deliverable upon the closing of a transaction). The Funds may also sell securities short when, in the opinion of the Adviser, the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. If the value of the securities in these types of short sales increases, the Funds lose the opportunity to participate in the gain of the covered positions. The Funds may sell a security short only on a fully collateralized basis, which requires that the Funds establish and maintain a segregated account.

Options Transactions and Swaps.

The Funds may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be “covered” (i.e., the Funds must own the underlying securities) or must meet the asset segregation requirements described below for as long as the call is outstanding. Even though the Funds will receive the option premium to help protect it against loss, a call sold by the Funds exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Funds to hold a security or instrument that they might otherwise have sold, and a put exposes the Funds to theoretically unlimited liability as the price of the security increases.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer, when exercised, the obligation to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller, when exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period, while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds may engage in either style of option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options (“OTC options”) and other derivative investments. Exchange-listed options are issued by a regulated financial intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but it is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Funds’ ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial intermediaries or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds generally expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial intermediaries through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing or, unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security or other instrument, or fails to make a cash settlement payment due in accordance with the option, the Funds will lose any premium they paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with qualified Counterparties. The staff of the SEC currently takes the position that OTC options purchased by the Funds, and portfolio securities “covering” the amount of the Funds’ obligation pursuant to an OTC option sold by it (the cost of the sell-back plus any in-the-money amount) are illiquid and subject to the Funds’ limitations on investments in illiquid securities, unless the Funds have the legal right to terminate the option on not more than seven days notice and the Counterparty has a high credit quality rating.

Use of Segregated and Other Special Accounts.

Many hedging transactions require, among other things, that the Funds segregate liquid high-grade assets with their custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Funds will require the Funds to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.

Investment Restrictions.

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval of a majority of the Funds’ shareholders or at least two-thirds of a quorum of a majority of the shareholders. Unless otherwise noted, all percentage restrictions are measured as of the time of the purchase.

Baron Partners Fund and Baron Retirement Income Fund may not:

1.	Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes and in an unlimited amount for certain redemptions);

2.	Purchase or sell commodities or commodity contracts in conformity with regulations of the Commodities Futures Trading Commission, such that the Fund would not be required to register as a commodity pool;

3.	Purchase or sell oil and gas interests or real estate. Debt obligations or equity securities issued by companies engaged in the oil, gas or real estate business or secured by oil and gas or real estate are not considered oil or gas interests or real estate for purposes of this restriction;

4.	Underwrite securities of other issuers, except insofar as the Fund is the seller of such securities;

5. Make loans, except to the extent that the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans, and except that the Fund may lend portfolio securities in compliance with requirements established from time to time by the SEC;

6. Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities or other permitted transactions; or

7. Invest 25% or more of the value of its total assets in any particular industry.

As a non-fundamental policy, the Funds may not invest more than 15% of their total assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

Turnover Rate.

The Adviser expects that the average annual turnover rate of the portfolios of the Funds should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Funds for the past two years ended December 31 are:

	2007	2006
Baron Partners Fund	33.0%	35.9%
Baron Retirement Income Fund**	49.9%	20.0%

**	Turnover rates for the past two years when the Fund was a limited partnership.

Disclosure Policy.

Information regarding the Funds’ policies regarding the disclosure of portfolio information is contained in the prospectus. Disclosures are made on the Baron Funds® website, www.BaronFunds.com. The Funds’ disclosure policy is designed to address the interests of shareholders of the Funds, which, the Board feels, minimizes any potential conflicts. The Funds’ Chief Compliance Officer reports to the Board every quarter on these and other matters.

The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds’ custodian (daily) and auditors (annually). Portfolio holdings may also be disclosed to other service providers of the Funds, including pricing services (daily), portfolio management and trading systems (daily) and proxy voting systems (quarterly). In these situations, the Funds, the Adviser or the Funds’ distributor, Baron Capital, Inc. (“BCI” or the “Distributor”), have entered into agreements with service providers whereby they agree to keep the information confidential and to refrain from trading on the basis of the information. When engaged in purchasing and selling securities for the Funds through brokers, dealers or other financial intermediaries, the Funds disclose certain information about one or more of the securities positions they own. The Funds do not have separate non-disclosure agreements with these entities, but the Funds would immediately cease doing business with any entity that the Adviser believes is misusing the information.

MANAGEMENT OF THE FUNDS

Portfolio Manager

Ronald Baron is the portfolio manager of the Funds.

Other Accounts Managed

As of December 31, 2007:

Type of Account	Portfolio Manager	Number of Accounts	Total Assets
			(millions)
Registered Investment Companies	Ronald Baron	8	$12,561
Other pooled investment vehicles*		5	$254
Other Accounts		55	$615

*	For 2 of the accounts with total assets of $131 million, the advisory fee is based on performance, although one account ($102 million) is a fund of funds.

Potential Conflicts of Interest.

Conflicts of interest could arise in connection with managing the Funds along with other Baron Funds and the accounts of other clients of the Adviser and of clients of the Adviser’s affiliated investment adviser, Baron Capital Management, Inc. (“BCM”). Because of market conditions, client investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Funds and all clients at all times. The Adviser has joint trading policies and procedures designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds’ Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Funds may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Baron Funds and accounts of clients managed by the Adviser and its affiliate.

To the extent that the Funds’ portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Funds. In some cases, another account managed by the portfolio manager may provide more revenue to the Adviser. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Funds and other accounts.

A conflict could also arise when the portfolio manager has an investment in one Fund as opposed to the other, or has a larger investment in one Fund than in others he manages. The Adviser or its affiliate may also receive a performance-based fee with respect to certain accounts.

The Adviser believes that it has policies and procedures in place that address the Funds’ potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions and allocations of orders for execution to brokers), disclosure of confidential information and employee trading.

Compensation.

Mr. Baron has an employment agreement that includes a fixed base salary, a fixed bonus that is roughly equivalent to 42% of his base salary and a performance bonus based on a percentage of the management fees earned on the Funds that he manages. This contract is for five years, with automatic one-year extensions thereafter. Mr. Baron also has a line of credit from Baron Capital Group, Inc. (“BCG”), including its subsidiaries, BAMCO, BCM and BCI (“BCG” or the “Firm”), and the Firm has agreed to post collateral up to a fixed amount for his personal bank loans. The terms of his contract are based on Mr. Baron’s role as the Firm’s Founder, Chief

Executive Officer, and Chief Investment Officer, and his position as portfolio manager for the majority of the Firm’s assets under management. Consideration is given to Mr. Baron’s reputation, the long-term performance records of the Funds under his management and the profitability of the Firm.

Ownership of Portfolio Manager

As of December 31, 2007, the Portfolio Manager ownership of Fund Shares was:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned

Ronald Baron	Baron Partners Fund Baron Retirement Income Fund*	Over $1,000,000 Over $1,000,000

*	Includes Mr. Baron’s ownership of limited partnership interests in the partnership.

Board of Trustees and Officers.

The Board oversees the management of the Funds. The following table lists the Trustees and Executive Officers of the Funds, their ages, current positions held with the Funds, length of time served with the Funds, principal occupations during the past five years and other Trusteeships/Directorships held outside of the Fund complex. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Interested Trustees.” All Trustees listed below, whether Interested or Disinterested, serve as Trustees for the Funds.

Interested Trustees

Name, Address & Date of Birth	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee
Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 65	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	5 years	Director, Chairman, CEO and CIO: the Firm* (2003-Present); President (2004-02/07), Chairman (1999-2004), and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (2003-2004), and Trustee (2003-Present): Baron Select Funds; Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); President: the Firm* (03/06-06/07); Portfolio Manager: Baron Managed Funds plc (2005-Present); President (2004-02/07), Chairman (1997-2004), and Trustee (1997-06/07): Baron Capital Funds Trust.	None

Interested Trustees (continued)

Name, Address & Date of Birth	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee
Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 53	President, Chief Operating Officer, Secretary and Trustee	5 years	Director and Secretary: the Firm* (2003-Present); President: the Firm* (02/07-Present); Chief Operating Officer: the Firm (05/06-present); General Counsel and Vice President: the Firm* (2003-2007); President (02/07-Present) Trustee (1987-Present): Baron Investment Funds Trust; President (02/07-Present) Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-Present); President (02/07-06/07) Trustee (1998-Present): Baron Capital Funds Trust.	None

Disinterested Trustees

Name, Address & Date of Birth	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee
Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 73	Trustee	5 years	Director: Marquis Bank (2007-Present) Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor (2003-Present), Commissioner (2001-2003): Sunny Isles Beach, Florida; Director (2001-2006), Senior Vice President (2001-2004): Florida Savings Bank; Director: Valhi, Inc. (diversified company) (1975-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present) ; Director: Valhi, Inc. (diversified company) (1985-1998).

David I. Fuente(4),(5) 701 Tern Point Circle Boca Raton, FL 33431 Age: 62	Trustee	3 years	Director (1987-Present): Office Depot; Director: Ryder Systems, Inc. (1998-Present); Director: Dick’s Sporting Goods, Inc. (1993-Present); Trustee: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present).	Director: Office Depot (1987-Present); Director: Ryder Systems, Inc. (1998-Present); Director: Dick’s Sporting Goods, Inc. (1993-Present).

Name, Address & Date of Birth	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee
Charles N. Mathewson(4),(5) 9295 Prototype Drive Reno, NV 89521 Age: 80	Chairman and Trustee	5 years; (Elected as Chairman 08/04)	Chairman Emeritus (October 2003-Present), Chairman (1986-2003): International Game Technology, Inc. (manufacturer of microprocessor-controlled gaming machines and monitoring systems); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	None

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 74	Trustee	5 years	Retired; Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02168 Age: 65	Trustee	5 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	None

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 58	Trustee	5 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	Director: New York Blood Center (1999-Present).

Alex Yemenidjian(4),(5) 1925 Century Park East Suite 1975 Los Angeles, CA 90067 Age: 53	Trustee	1 year (Appointed 12/06)	Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-Present); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-Present); Director: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005); Trustee: Baron Investment Funds Trust (2006-Present), Baron Capital Funds Trust (12/06-06/07), Baron Select Funds (12/06-Present).	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present); Director, USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-Present); Director: The Lincy Foundation (1989-Present); Director: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005).

Name, Address & Date of Birth	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee

Additional Officers of the Funds
Larry Cohn 767 Fifth Avenue New York, NY 10153 Age: 50	Vice President and Chief Information Officer	<1 year	Vice President and Chief Information Officer: Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc. (2008-Present); Global Divisional Chief Information Officer, Investment Management Division: Lehman Brothers (2003-2008); Chief Information Officer: Neuberger Berman (1993-2003).	Director: Hebrew Academy of Nassau County (1996-Present).

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 49	Senior Vice President and Portfolio Manager	5 years	Director and Senior Vice President: the Firm* (2003-Present); Vice President: Baron Capital, Inc. (1997-2003); Portfolio Manager: Baron Small Cap Fund (1997-Present).	None

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 Age: 47	Vice President and Chief Compliance Officer	4 years	Vice President and Chief Compliance Officer: the Firm* (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-Present), Baron Capital Funds Trust (2003-06/07).	None

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 40	Vice President and Chief Legal Officer	< 1 year (Appointed 08/07)	Vice President and Chief Legal Officer: the Firm*, Baron Investment Funds Trust, Baron Select Funds, Baron Managed Funds plc, Baron USA Partners Fund, Ltd. (08/07-Present); Managing Director and Chief Operating Officer: Legal and Compliance Division, Morgan Stanley (01/06-06/07); Director of Regulatory Matters: Credit Suisse Securities (USA) (04/04-01/06); Counsel to Vice Chairman: Credit Suisse Securities (USA) (09/02-04/04).	None

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 39	Senior Vice President and Portfolio Manager	5 years	Portfolio Manager: Baron Asset Fund (01/08-Present); Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-Present); Co-Portfolio Manager: Baron Asset Fund (2003-01/08); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).	None

Name, Address & Date of Birth	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee
Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 53	Vice President	5 years	Director, Vice President and Senior Analyst: the Firm* (2003-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present), Baron Capital Funds Trust (1998-06/07).	None

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 47	Treasurer and Chief Financial Officer	5 years	Chief Financial Officer and Treasurer: the Firm* (2003-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-Present), Baron Capital Funds Trust (1998-06/07).	None

*	The Firm (Baron Capital Group, Inc. with its subsidiaries Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc.).
(1)	Trustees deemed to be “Interested Trustees” of the Fund, as that term is defined in the 1940 Act by reason of their employment with the Funds’ Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

The Board is responsible for the overall supervision of the operation of the Funds and performs various duties imposed on trustees of investment companies by the 1940 Act and under the Funds’ Declaration of Trust and By-laws. Each Trustee listed above also serves as a Trustee of Baron Investment Funds Trust (formerly known as Baron Asset Fund), a registered investment company.

The Funds pay each Disinterested Trustee annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Disinterested Trustee receives an annual base compensation of $10,000, with the Chairman receiving an additional $1,300. An additional $1,300 is paid to each Disinterested Trustee for attendance in person at the quarterly meetings of the Board; ($325 is paid per quarterly meeting, if the Trustee participates by telephone). The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds. The Board has established four committees: Audit; Executive; Nominating; and Independent.

There are two members of the Audit Committee. The Audit Committee recommends to the full Board the engagement or discharge of the Funds’ independent accountants; directs investigations into matters within the scope of the independent accountants’ duties; reviews with the independent accountants the results of the audit; and reviews the independence of the independent accountants. Each member of the Audit Committee receives an additional $1,300 in annual compensation for serving on the Audit Committee. The Audit Committee met three times during the fiscal year ended December 31, 2007.

There are two members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session. Members of the Executive Committee serve on the committee without compensation. The Executive Committee met three times during the fiscal year ended December 31, 2007.

There are seven members of the Nominating Committee. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders’ meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee serve on the committee without compensation. There were no meetings of the Nominating Committee during the fiscal year ended December 31, 2007.

There are seven members of the Independent Committee, all of whom serve on the committee without compensation. The Independent Committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Disinterested Trustees of the Funds. The Independent Committee met four times during the fiscal year ended December 31, 2007.

Trustee Ownership of Fund Shares

As of December 31, 2007, the investment by the following Trustees in Fund Shares was:

Name of Trustee	Dollar Range of Equity Securities in Baron Partners Fund	Dollar Range of Equity Securities in Baron Retirement Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Interested:

Ronald Baron	>$100,000	>$100,000	>$100,000

Linda S. Martinson	>$100,000	$0	>$100,000

Disinterested:

Norman Edelcup	$50,001-$100,000	$0	>$100,000

David Fuente	$10,001-$50,000	$0	>$100,000

Charles Mathewson	>$100,000	$0	>$100,000

Harold Milner	>$100,000	$0	>$100,000

Raymond Noveck	>$100,000	$0	>$100,000

David Silverman	$10,001-$50,000	$0	$10,001-$50,000

Alex Yemenidjian	>$100,000	$0	>$100,000

The Disinterested Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling, controlled by or under common control with the Adviser or Distributor.

Trustee Compensation Table

The Trustees of the Fund received the following compensation from Baron Partners Fund for the fiscal year ended December 31, 2007:

Name	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees

Interested:

Ronald Baron	$0	N/A	N/A	$0

Linda S. Martinson	$0	N/A	N/A	$0

Name	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees

Disinterested:

Norman Edelcup	$16,500	N/A	N/A	$60,250

David Fuente	$11,950	N/A	N/A	$43,975

Charles Mathewson	$13,250	N/A	N/A	$48,625

Harold Milner	$15,200	N/A	N/A	$55,600

Raymond Noveck	$16,500	N/A	N/A	$60,250

David Silverman	$15,200	N/A	N/A	$55,600

Alex Yemenidjian	$15,200	N/A	N/A	$55,600

Code of Ethics.

The Funds, the Adviser and the Distributor have adopted a written Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. While the Code of Ethics allows employees to invest in securities including, under very limited circumstances, securities held by the Funds, it is the practice of the Funds, the Adviser and the Distributor to not permit such investments.

Principal Holders of Securities

Name & Address

Baron Partners Fund

As of December 31, 2007, the following persons were known to the Fund to be the record or beneficial owners of 5% or more of the outstanding securities of the Fund:

Percentage Owned
National Financial Services Corp., 200 Liberty Street, NY4F, New York, NY 10005	27.3%
Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104	23.8%
Prudential Investment Management, Three Gateway Center, Newark, NJ 07102	9.5%

As of December 31, 2007, all of the Officers and Trustees of the Fund as a group beneficially owned directly or indirectly 3.91% of the Baron Partners Fund.

Baron Retirement Income Fund

As of December 31, 2007, the following persons were known to the Fund to be record or beneficial owners of 5% or more of the outstanding securities of the predecessor partnership:

Name & Address	Percentage Owned
BCM, 767 Fifth Avenue, New York, NY 10153	32.94%
Carl Marks, c/o Carl Marks & Co., Inc., 900 Third Avenue, 33rd Floor, New York, NY 10022	8.65%
CMBC, c/o Carl Marks & Co., Inc., 900 Third Avenue, 33rd Floor, New York, NY 10022	10.94%
Ronald Baron and related family accounts, 767 Fifth Avenue, New York, NY 10153	15.67%

As of December 31, 2007, all of the Officers and Trustees of the Fund as a group beneficially owned directly or indirectly 48.6% of the predecessor partnership interest. Mr. Baron owns, directly or indirectly, 46.6% of the voting securities of the predecessor partnership and may be deemed a “control person.” As a result of his ownership, Mr. Baron may be able to materially affect the outcome of matters presented to Fund shareholders.

Investment Adviser.

The Adviser to the Funds, BAMCO, is a New York corporation with its principal offices at 767 Fifth Avenue, New York, NY 10153 and a subsidiary of BCG. Mr. Baron is the controlling stockholder of BCG and is the Adviser’s Chief Investment Officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 32 years. He has been a participant in Barron’s Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Mr. Baron is the portfolio manager for the Funds and was the portfolio manager for the predecessor partnership of Baron Partners Fund since its inception in 1992 and for the predecessor partnership of Baron Retirement Income Fund since its inception in 1996. Pursuant to separate Advisory Agreements with each Fund (each an “Advisory Agreement,” and collectively the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services and management to the Funds, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds, subject to policies determined by the Board. The fee paid to the Adviser is 1% of assets per annum. The Adviser has contractually agreed to limit the expense ratio for Baron Partners Fund to 1.45% and for Baron Retirement Income Fund to 1.35%, excluding portfolio transaction costs, interest and extraordinary expenses, for as long as the Adviser serves as investment adviser to the Funds. Baron Partners Fund incurred advisory expenses of $31,462,073 for the year ended December 31, 2007; $17,718,092 for the year ended December 31, 2006; and $11,425,669 for the year ended December 31, 2005.

Assuming Baron Investment Partners, L.P. had been a registered investment company with the same terms under which Baron Retirement Income Fund will operate, Baron Retirement Income Fund would have incurred approximately the following advisory expenses for the past three years ended December 31: $711,575 in 2007, $583,259 in 2006, and $573,559 in 2005.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all Officers and Trustees who are interested persons of the Adviser. The Adviser also uses a portion of its assets to pay all or a portion of the charges of third parties that distribute shares of the Funds to their customers.

The Funds pay all operating and other expenses not borne by the Adviser such as: audit, accounting and legal fees; custodian fees; expenses of registering and qualifying their shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with the Funds’ shares, such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Disinterested Trustees and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of the Funds, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. The Funds also pay all taxes imposed on them and all brokerage commissions and expenses incurred in connection with their portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary BCM to provide research. Directors, Officers or employees of the Adviser and/or its affiliates may also serve as Officers or Trustees of the Funds or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other funds managed by the Adviser have investment goals which may or may not vary from those of each other and of the Funds. BCM and the Adviser invest in substantially similar or the same securities as the Funds, other client accounts and in the accounts of principals and employees of BCM and its affiliates. When the same securities are purchased for or sold by the Funds and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All personal trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances, the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for the Funds that are inconsistent with the investment decisions for other Funds it manages.

Each Advisory Agreement provides that the Funds may use “Baron” as part of its name for so long as the Adviser serves as the investment adviser to the Funds. The Funds acknowledge that the word “Baron” in its name is derived from the name of the entities controlling, directly or indirectly, the Adviser, which derive their name from Ronald Baron, that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes, and that if for any reason the Adviser ceases to be the Funds’ investment adviser, the Funds will promptly take all steps necessary to change their name to one that does not include “Baron,” unless they receive the Adviser’s written consent to continue using the name.

Each Advisory Agreement provides that the Adviser shall have no liability to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds on account of any action taken in good faith, provided that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser’s obligations under the Advisory Agreements.

The Advisory Agreements for Baron Partners Fund and Baron Retirement Income Fund were last approved by a majority of the Trustees, including a majority of the Disinterested Trustees on May 20, 2008.

Each Advisory Agreement is terminable without penalty by either of the Funds (when authorized by a majority vote of the shareholders or the Trustees) or the Adviser on 60 days’ written notice. The Advisory Agreements shall automatically terminate in the event of their “assignment” (as defined by the 1940 Act). A discussion regarding the basis for the approval by the Board of the Advisory Agreement for Baron Partners Fund is available in the Baron Partners Fund’s Semiannual Financial Report to Shareholders for the six months ended June 30, 2007.

Proxy Voting Policies and Procedures.

The Funds have delegated all decision making on proxy voting to the Adviser. The Adviser makes its own independent voting decisions, although it may consider recommendations from third parties in its decision-making process. The Adviser makes voting decisions solely in the best interests of the Funds and their shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the goal of maximizing long-term investment returns for the Funds.

The Adviser uses guidelines which are reviewed quarterly by a Proxy Review Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company’s management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser’s policies.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of a Fund, the Committee will review the matter and may either (i) request that the Fund consent to the Adviser’s vote, (ii) vote in accordance with the published recommendations of and independent voting organization or (iii) appoint an independent third party to vote.

A full copy of the Firm’s Proxy Voting Policies and Procedures is available on the Baron Funds® website, www.BaronFunds.com. Baron Partners Fund’s most current Proxy Voting Record on Form N-PX for the twelve months ended June 30, 2007 is also available on the Baron Funds® website or on the SEC’s website at www.sec.gov. As of the date of this SAI, Baron Retirement Income Fund does not have a Proxy Voting Record.

Service Agreements.

The Funds have agreements with various service providers pursuant to which administrative services, such as record keeping, reporting and processing services are provided to the Funds’ shareholders.

BROKERAGE

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the goal of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price.

Purchase and sale orders are placed with brokers that the Adviser believes will achieve “best execution” of such orders. Best execution involves consideration of a number of factors, including direct net economic results to the Funds, the efficiency with which the transaction is executed, the ability to effect the transaction in the size and price range requested, the ability to effect the transaction with minimum impact on the market, the financial strength and stability of the broker, the broker’s familiarity with a particular security, the broker’s commitment of resources to executing the transaction and past experience with a broker.

BCI had been one of the brokers that provided brokerage services to Baron Partners Fund, but it ceased its brokerage activities in October of 2005.

For the Fiscal Year Ended 12/31	2007	2006	2005
Total Commissions Paid by the Fund
Baron Partners Fund	$2,291,134	$1,223,908	$1,466,643
Baron Retirement Income Fund*	$50,065	$15,201	$15,355
Commissions Paid to BCI
Baron Partners Fund	$0	$0	$453,479
Baron Retirement Income Fund*	$0	$0	$7,140
% of Aggregate Dollar Amount of Commissions Paid to BCI
Baron Partners Fund	0.0%	0.0%	30.9%
Baron Retirement Income Fund*	0.0%	0.0%	46.5%
% of Aggregate Dollar Amount of Transactions involving Payment of Commissions to BCI
Baron Partners Fund	0.0%	0.0%	49.8%
Baron Retirement Income Fund*	0.0%	0.0%	72.3%
% of Total Transactions (Principal & Agency) Where BCI Acted as Broker
Baron Partners Fund	0.0%	0.0%	49.8%
Baron Retirement Income Fund*	0.0%	0.0%	72.3%

*	Includes total commissions paid by the predecessor partnership of Baron Retirement Income Fund.

Under the Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount that other brokers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is consistent with the Funds’ policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries and securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Such services may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreements in serving the Funds and/or other advisory clients of affiliates.

Brokers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such brokers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a broker solely because it provided research to the Adviser. Research provided by brokers is used for the benefit of all of the Adviser’s or its affiliates’ clients and not solely or necessarily for the benefit of the Funds. The Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort may be used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Investment decisions for the Funds and for other client accounts managed by BCM and the Adviser are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser’s, and/or BCM’s accounts. When this occurs, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to accounts in a manner deemed equitable by the Adviser in conjunction with BCM. This procedure could have a detrimental or beneficial effect upon the price or value of the security for the Funds, depending upon market conditions.

DISTRIBUTOR

Distribution of Securities.

The Funds have a distribution agreement with the Distributor of the Funds, BCI, with its principal offices at 767 Fifth Avenue, New York, NY 10153. The Distributor acts as the agent for the Funds for the continuous public offering of its shares on a best efforts basis under a distribution plan adopted under Rule 12b-1 pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”).

12b-1 Plan.

The Distributor does not receive underwriting commissions, but the 12b-1 Plan authorizes the Funds to pay the Distributor a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA (the Financial Industry Regulatory Authority (formerly the NASD)). The 12b-1 fees are paid to the Distributor in connection with its activities and expenses primarily intended to result in the sale of shares and the servicing of shareholder accounts, including, but not limited to, compensation to registered representatives or other employees of the Distributor, compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts, telephone expenses, preparing, printing and distributing promotional and advertising material, preparing, printing and distributing the prospectus and reports to other than current shareholders, compensation for certain shareholder services, and commissions and other fees to brokers, dealers, other financial intermediaries or other persons who have introduced investors to the Funds. The total amount of the 12b-1 fee is payable to the Distributor, regardless of the actual expenses incurred, which expenses may be more or less than the 12b-1 fees received by the Distributor. The Distributor or its affiliates may enter into arrangements with third parties to sell the Funds in programs that make Fund shares available to their customers and pay such third parties amounts in excess of the 12b-1 fees. The excess amounts typically represent savings of expenses the Funds would otherwise incur in performing record keeping and transfer agency functions. The Adviser reimburses the Distributor for certain of those excess charges.

The Distributor, the Adviser and/or their affiliates, at their expense, currently provide additional compensation to certain financial intermediaries to make Fund shares available to their customers. These financial intermediaries include retirement plan sponsors, service providers and administrators, which provide record-keeping and administrative services and other services to retirement plan participants, and banks, brokers, dealers and other financial intermediaries, insurance companies, and other service providers that provide distribution-related and shareholder services. The amount of payments made to a financial intermediary in any given year will vary based on the amount of Fund assets attributable to that financial intermediary. These payments help defray the costs incurred by financial intermediaries for, among other things, providing marketing and other services intended to assist in the offer and sale of Fund shares, for shareholder servicing activities and/or for sub-transfer agency services provided to individual shareholders, where a financial intermediary maintains omnibus accounts with the Funds’ Transfer Agent.

The expenses listed below are payable by the Funds and are not treated as distribution or service fees under the 12b-1 Plan, even though they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1 of the 1940 Act: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and SAIs to current shareholders; (d) all external legal and accounting fees relating to the preparation of any such report, prospectus, SAI and proxy materials; (e) all external fees and expenses relating to the qualification of the Fund and/or their shares under the securities or “Blue Sky” laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all external costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other external costs and expenses of an administrative nature.

The 12b-1 Plan requires that, while it is in effect, the Distributor report to the Board in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter. For the fiscal year ended December 31, 2007, Baron Partners Fund paid distribution fees of $7,865,518 (an additional $1,395,094 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation).

Compensation Table.

The following table discloses compensation received by BCI from Baron Partners Fund for the year ended December 31, 2007:**

Series	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Baron Partners Fund	$0	$0	$0	$7,865,518

*	Fees received pursuant to the 12b-1 Plan.
**	As of the date of this SAI, BCI received no compensation from Baron Retirement Income Fund.

The Disinterested Trustees have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement thereunder. The Interested Trustees have such an interest.

The 12b-1 Plan has been approved by the Board, including a majority of the Disinterested Trustees. In approving the 12b-1 Plan, the Board considered various factors and determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and their shareholders. The anticipated benefits include the following: (i) the likelihood of attracting and retaining investments in the Funds; and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, which result in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

The Distributor is authorized to make payments to authorized brokers, dealers and other financial intermediaries who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. The Distributor may also retain part of the 12b-1 fee as compensation for its services and expenses in connection with the distribution of shares. If the 12b-1 Plan is terminated, the Funds will owe no payments to the Distributor, other than any unpaid portion of the 12b-1 fee accrued through the effective date of termination.

Unless terminated in accordance with its terms, the 12b-1 Plan will continue in effect for a one year period, and from year to year thereafter if such continuance is specifically approved at least annually by the Board and by the Disinterested Trustees, with such votes being cast in person at a meeting called for the purpose of such vote.

The 12b-1 Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees or by the vote of a majority of the outstanding shares. The 12b-1 Plan may not be amended to increase materially the amount of payments to be made without the approval of the Funds’ shareholders. All material amendments must be approved by a vote of the Board and of the Disinterested Trustees, with such votes being cast in person at a meeting called for the purpose of such vote.

Custodian, Transfer Agent and Dividend Agent.

State Street Bank and Trust Company (“SSBT”), One Lincoln Street, Boston, MA 02111, serves as the custodian for the Funds’ cash and securities.

SSBT began to serve as administrator to Baron Partners Fund in July of 2007. SSBT provides certain accounting and bookkeeping services to include maintaining the books of each Fund, calculating daily the income and net asset value per share of each Fund and assisting in the preparation of tax returns and reports to shareholders. SSBT is compensated for fund accounting based on a percentage of each Fund’s net assets, subject to certain minimums plus fixed annual fees for the administrator services. In 2007, SSBT was paid $11,300 for such services.

DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, is the Transfer Agent and dividend agent for the Funds.

These institutions are not responsible for investment decisions for the Funds.

REDEMPTION OF SHARES

The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Board determines that economic conditions exist that would make a cash payment detrimental to the Funds’ best interests. Portfolio securities to be so distributed, if any, would be selected at the discretion of the Board and priced as described under “Determining Your Share Price” herein and in the prospectus.

NET ASSET VALUE

As more fully set forth in the prospectus under “How Your Shares are Priced,” the net asset value per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open. The Exchange is open all weekdays that are not holidays. Annually, the Exchange publishes the holidays on which it will be closed. The most recent announcement states it will not be open on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange that is the principal market for such securities.

U.S. government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price from a broker maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board.

TAX STATUS

The accompanying prospectus contains information about the U.S. federal income tax consequences of ownership of shares. Certain supplementary information is presented below. References below to the “Fund” apply to each of the two Funds described in the accompanying prospectus.

United States Federal Income Taxation.

The following information is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial intermediaries, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares and certain foreign taxpayers). Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, other income derived with respect to its business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or in one or more “qualified publicly traded partnerships,” as defined in the Code.

Qualification and election as a “regulated investment company” involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that the Fund distributes to its shareholders at least 90% of its net taxable investment income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year.

The Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the nondeductible 4% U.S. federal excise tax on certain undistributed income of regulated investment companies. In order for the Fund to avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis) and 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), plus such amounts from previous years that were not distributed.

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In that case, each shareholder will be required to report his share of such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, provided that a shareholder satisfied the applicable holding period and other requirements with respect to his shares, dividend distributions would be taxable to the shareholder as “qualified dividend income” to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction in the case of a corporate shareholder.

Certain other investments made by the Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds. In addition, the Fund’s investment in shares of certain foreign corporations and transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These provisions also may result in the Fund’s “marking-to-market” certain types of the positions in its portfolio (i.e., treating them as if they were sold). The Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In that case, the Fund may have to dispose of other securities and use the proceeds to make distributions in order to satisfy these distribution requirements. In addition, these rules could affect the character, amount and timing of distributions to shareholders.

Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce the Fund’s net investment income and, as a result, the shareholders’ return. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no guarantee that the Fund will qualify for treaty benefits. The Fund does not expect to be able to meet the requirements of the Code for “passing through” to its shareholders the foreign taxes paid. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat the amounts of their pro rata shares of such taxes as amounts distributed to them.

Distributions.

Distributions to shareholders of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Distributions of the Fund’s net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s adjusted basis in his shares, and as a capital gain thereafter (if the shareholder held his shares as capital assets). Provided that the shareholder satisfies the applicable holding period and other requirements with respect to his shares, (i) distributions of the Fund’s “qualified dividend income” made or deemed made by the Fund in taxable years beginning before January 1, 2011 will be treated as qualified dividend income received by the shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain and (ii) shareholders that are corporations may be entitled to claim a dividends-received deduction for a portion of certain distributions they receive. The Fund will inform its shareholders each year of the tax status of distributions received by shareholders for the previous year. A shareholder’s tax liabilities for such distributions will depend on the shareholder’s particular tax situation.

Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.

All distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Sale or Redemption of Shares.

A shareholder will recognize a taxable gain or loss, if any, if the shareholder sells or redeems his shares. A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property (including securities distributed by the Fund) received by him in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will generally be long-term capital gain or loss if the shareholder’s holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares generally are taxed at a maximum rate of 15% if the shareholder’s holding period for the shares is more than one year. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining a shareholder’s holding period for shares, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a sale or other disposition of shares will be required to report the sale or other disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a sale or other disposition of shares.

Backup Withholding.

The Fund will be required to withhold U.S. federal income tax, currently at the rate of 28%, on all taxable distributions payable to shareholders who fail to provide the Fund with their correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders.

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust. This disclosure assumes that a foreign shareholder’s ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States. A distribution of the Fund’s net investment income (other than a distribution of “qualified interest income”) to a foreign shareholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions from the Fund of net long-term capital gains or amounts retained by the Fund that are designated as undistributed capital gains. (Distributions of net short-term capital gains or “qualified interest income” in taxable years beginning after December 31, 2004 and before January 1, 2008, have been exempt from U.S. federal income tax. Although the provision under the Code that provides for the exemption has expired, future legislation may be proposed to reinstate the exemption.) In the case of a foreign shareholder who is a nonresident alien individual, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund that are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is present in the United States for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a “tax home” in the United States.

The Fund does not expect to be a “United States real property holding corporation;” however, if the Fund were a “United States real property holding corporation,” special rules would apply to a foreign shareholder’s receipt of distributions from the Fund and gains realized upon a foreign shareholder’s sale or other disposition of the Fund’s shares. If the Fund were a “United States real property holding corporation” as defined for U.S. federal income tax purposes without the application of certain specified exceptions, a distribution to a foreign shareholder who owned more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution would be subject to special rules. Generally, such a distribution, to the extent of the Fund’s own receipt of a distribution from a “real estate investment trust,” would be subject to withholding tax and such foreign shareholder would be required to file a U.S. federal income tax return. In addition, distributions to a foreign shareholder out of gain from the Fund’s sale or other disposition of a “United States real property interest” made in taxable years beginning after December 31, 2004 and before January 1, 2008 have been subject to withholding tax and the foreign shareholder receiving such distribution has been required to file a U.S. federal income tax return. Although the provision under the Code providing for the withholding on such distributions has expired, future legislation may reinstate the provision. If the Fund were a “United States real property holding corporation” for U.S. federal income tax purposes, any gain realized by a foreign shareholder that has owned more than 5% of the relevant class of the Fund’s shares at any time during the five-year period ending on the date of the distribution would be subject to U.S. income and withholding tax and the foreign shareholder receiving the distribution will be required to file a U.S. federal income tax return.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in the Fund.

State, Local and Foreign Taxes.

In addition to federal income taxes, shareholders of the Fund may be subject to state, local or foreign taxes on distributions from the Fund and on repurchases or redemptions of shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of shares in their own states and localities.

ORGANIZATION AND CAPITALIZATION

Baron Select Funds is an open-end investment company organized as a series fund under the statutory trust law of the State of Delaware. The two series currently available are: Baron Partners Fund and Baron Retirement Income Fund. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Company’s Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Under Delaware law, shareholders have no liability for any liabilities of the Company or any of its series. Under the Company’s Declaration of Trust, all liabilities and assets of the Company are allocated among its various series and no series (and no creditor or shareholder of any series) participates in or is subject to the assets or liabilities of any other series.

OTHER INFORMATION

Registered Public Accountants.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Funds.

Calculations of Performance Data.

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

P(1+T)n = ERV

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

[n] = number of years

ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Funds at the beginning of a period and the net asset value of that investment at the end of a period.

After-tax returns are included in the table below to show the impact of assumed federal income taxes on an investment in the Funds. A Fund’s total return “after taxes on distributions” shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund’s total return “after taxes on distributions and sale” shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment, and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions) is computed as follows:

P (1+T)n = ATVD

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

[n] = number of years

ATVD = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period, (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

P (1+T)n = ATVDR

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemption)

[n] = number of years

ATVDR = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period, (or fractional portion thereof), after taxes on fund distributions and redemption.

All performance calculations for Baron Partners Fund assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees. Prior to May 1, 2003, when Baron Partners Fund was a partnership, the performance calculations reflect the actual fees and expenses that were charged by the partnership. Prior to May 1, 2003, Baron Partners Fund did not have a distribution policy. It was an unregistered partnership, it did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Baron Partners Fund prior to May 1, 2003.

Computed in the manner described above, the performance, as of December 31, 2007 has been:

	Average Annual 1 YR	Average Annual 5 YR	Cumulative 5 YR	Average Annual 10 YR	Cumulative 10 YR	Average Annual Since Inception	Cumulative Since Inception
Baron Partners Fund
Return before taxes	11.34%	24.35%	197.31%	11.03%	184.65%	16.05%	969.38%
Return after taxes on distributions	10.34%	N/A	N/A	N/A	N/A	N/A	N/A
Return after taxes on distributions & sale of Fund shares	8.12%	N/A	N/A	N/A	N/A	N/A	N/A
Russell 2000 (reflects no deductions for fees expenses or taxes)	(1.57%)	16.25%	112.26%	7.08%	98.24%	10.12%	364.02%
S & P 500 (reflects no deductions for fees expenses or taxes)	5.48%	12.81%	82.68%	5.89%	77.20%	10.47%	388.08%

Prior to June 30, 2008 when Baron Retirement Income Fund was a partnership, the performance calculations reflect the actual fees and expenses that were charged by the partnership. Prior to June 30, 2008 Baron Retirement Income Fund did not have a distribution policy. It was an unregistered partnership, it did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distribution. As a result of the different tax treatment, we are unable to show the after-tax returns for the Baron Retirement Income Fund prior to June 30, 2008.

Computed in the manner described above, the performance, as of December 31, 2007 has been:

	Average Annual 1 YR	Average Annual 5 YR	Cumulative 5 YR	Average Annual 10 YR	Cumulative 10 YR	Average Annual Since Inception	Cumulative Since Inception
Baron Retirement Income Fund*
Return before taxes	15.25%	26.26%	220.85%	13.05%	241.04%	14.99%	404.16%
Return after taxes on distributions	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Return after taxes on distributions & sale of Fund shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Russell 2500 (reflects no deductions for fees, expenses or taxes)	1.38%	16.99%	119.14%	9.01%	136.94%	10.21%	208.31%

	Average Annual 1 YR	Average Annual 5 YR	Cumulative 5 YR	Average Annual 10 YR	Cumulative 10 YR	Average Annual Since Inception	Cumulative Since Inception
Russell 2000 Growth (reflects no deductions for fees, expenses or taxes)	7.05%	16.50%	114.57%	4.32%	52.62%	4.15%	60.23%
S & P 500 (reflects no deductions for fees, expenses or taxes)	5.48%	12.81%	82.68%	5.89%	77.20%	8.78%	165.00%

*	Reflects the performance of the predecessor partnership.

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from sources such as: Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron’s, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson’s Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor’s Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger’s, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, Mutual Fund Magazine, The Street.com, Bloomberg Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor’s Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor’s Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity.Net.com, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor’s Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments, St. Paul Pioneer Press, Deseret News Publishing, Dallas Morning News, PSI Daily, Financial Planning Investment News, Newark Star Ledger, Reuters, Time—European Edition, Registered Representative Magazine and Crain’s NY Business. The Funds may also use comparative performance data from indices such as the: Dow Jones Industrial Average, Standard & Poor’s 400, 500, Small Cap 600, 1,500, or Midcap 400, Value Line Index, Wilshire 4,500, 5000 or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, Midcap or MidCap Growth. With respect to the rating services, the Funds may use performance information that ranks the Funds in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, growth funds, equity income funds, and any combination of the above listed categories.

Financial Statements.

Baron Partners Fund’s financial statements for the year ended December 31, 2007 appearing in the 2007 Annual Financial Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference into this SAI. As of the date of this SAI, there is no Annual Financial Report for Baron Retirement Income Fund.

BARON SELECT FUNDS

PART C. OTHER INFORMATION

Item 23. EXHIBITS

a.	Declaration of Trust dated April 30, 2003#

b.	Amended and Restated By-laws, dated May 15th, 2007†

c.	Inapplicable.

d.	(1) Investment Advisory Agreement between Baron Partners Fund and BAMCO, Inc., as amended on May 20, 2008.

(2) Investment Advisory Agreement between Baron Retirement Income Fund and BAMCO, Inc.

e.	Distribution Agreement with Baron Capital, Inc.^

f.	Inapplicable.

g.	(1) Master Custodian Agreement with State Street Bank and Trust Company, dated as of April 13, 2007^^

(2) Custody Agreement Fee Schedule*^

(3) Administration Agreement with State Street Bank and Trust Company, dated April 13, 2007*#

(4) Administration Agreement Fee Schedule*#

(5) Additional Series Letter for Master Custodian Agreement and Administration Agreement, dated June 11, 2008.

h.	(1) Agency Agreement with DST Systems, Inc.^

(2) Agency Agreement Fee Schedule^

(3) Credit Agreement among Baron Select Funds on behalf of its series Baron Partners Fund, and the lenders named therein, State Street Bank and Trust Company, Bank of America, N.A., and Banc of America Securities LLC, dated as of September 28, 2007†

(4) Security Agreement among Baron Select Funds, on behalf of its series Baron Partners Fund and State Street Bank and Trust Company dated as of September 28, 2007†

(5) Form of Amendment Agreement No. 1, dated as of March 11, 2008 to Credit Agreement among Baron Select Funds on behalf of its series Baron Partners Funds, and the lenders named therein, State Street Bank and Trust Company, Bank of America, N.A., and Banc of America Securities LLC, dated as of September 28, 2007†

i.	Opinion and consent of counsel as to legality of shares being registered#

j.	(1) Consent of Independent Certified Public Accountants, Baron Partners Fund.

(2) Consent of Independent Certified Public Accountants, Baron Retirement Income Fund.

(3) Power of Attorney##

k.	(1) Omitted Financial Statements of Baron Capital Partners , L.P.*

(2) Omitted Financial Statements of Baron Investment Partners, L.P.

l.	Inapplicable.

m.	Distribution Plan pursuant to Rule 12b-1^

n.	Rule 18f-3 Plan^

o.	Reserved.

p.	Amended and Restated Code of Ethics, dated February 12, 2008†

*	Previously filed with Pre-effective Amendment Number 1 to Baron Select Funds’ Form N-1A filed as of April 1, 2003, File No. 333-103025.
**	To be filed by amendment.
^	Previously filed with Pre-effective Amendment Number 2 to Baron Select Funds’ Form N-1A filed as of April 11, 2003, File No. 333-103025.
#	Previously filed with Pre-effective Amendment Number 3 to Baron Select Funds’ Form N-1A filed as of April 30, 2003, File No. 333-103025.
^^	Previously filed with Post-effective Amendment Number 9 to Baron Select Funds’ Form N-1A filed as of May 1, 2007, File No. 333-103025.
*^	Previously filed as Exhibit 99 G A with Form 497 filed as of July 20, 2007, File No. 333-103025.
*#	Previously filed as Exhibit 99 H with Form 497 filed as of July 20, 2007, File No. 333-103025.
##	Previously filed with Post-effective Amendment Number 10 to Baron Select Funds’ Form N-1A filed as of April 8, 2008, File No. 333-103025.
†	Previously filed with Post-effective Amendment Number 11 to Baron Select Funds’ Form N-1A filed as of April 22, 2008, File No. 333-103025.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The following diagram indicates the persons under common control with Registrant, all of which are incorporated in New York.

Ronald Baron controls:   Baron Capital Group, Inc.

which owns 100% of:      Baron Capital, Inc.

    BAMCO, Inc.

    Baron Capital Management, Inc.

Baron Capital, Inc. serves as distributor of Registrant’s shares. BAMCO, Inc. serves as investment adviser to Registrant. Baron Capital Management, Inc. is an affiliated investment adviser. All of the above corporate entities file consolidated financial statements. Ronald Baron, Chairman and CEO of Registrant, is the controlling shareholder of Baron Capital Group, Inc. and serves as Chairman and CEO of all the above entities.

Item 25. INDEMNIFICATION

Article IV of Registrant’s Declaration of Trust states as follows:

Section 4.1 No Personal Liability of Shareholders, Trustees, etc.

No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Series Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee, officer, employee or agent of the Trust or any Series of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or the respective Series or the

Shareholders, in connection with Series Property or the affairs of the Trust or the respective Series, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Series Property of the affected Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception regarding Trustees and officers, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 4.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 4.2 MANDATORY INDEMNIFICATION. The Trust hereby agrees, solely out of the assets of the affected Series, to indemnify each Person who at any time serves as Trustee or officer of the Trust (each such Person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Article IV by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and furthermore, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any Person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1) authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum (being one-third of such Trustees) of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority, solely out of the assets of the affected Series, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent as corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons provided that such indemnification has been approved by a majority of the Trustees.

Section 4.3 NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, ETC.

No purchaser, lender, transfer agent or other Person dealing with the Trustees or with any officer, employee or agent of the Trust or any Series of the Trust or Class thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust or any Series of the Trust, and every other act or thing whatsoever executed in connection with the Trust or any Series of the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Series Property, the Shareholders of each Series, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 4.4 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust or any Series of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or any Series of the Trust or Class thereof, upon an opinion of counsel, or upon reports made to the Trust or any Series thereof by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other expert may also be a Trustee.

As used in this Section 4.3, a “Disinterested Non-Party Trustee” is one who is not (i) an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

The business and other connections of BAMCO, Inc. are summarized under “Management of the Fund” in the Prospectus constituting Part A of the Registration Statement, which summary is incorporated herein by reference.

The business and other connections of the officers and directors of BAMCO, Inc. are currently listed in the investment adviser registration on Form ADV for BAMCO, Inc. (File No. 801-29080) and are incorporated herein by reference.

Item 27. PRINCIPAL UNDERWRITERS

(a) Baron Investment Funds Trust

(b)

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Ronald Baron 767 Fifth Avenue New York, N.Y. 10153	Director, Chairman, CEO and CIO	Trustee, Chief Executive Officer and CIO Portfolio Manager
Linda S. Martinson 767 Fifth Avenue New York, N.Y. 10153	Director, President, Chief Operating Officer and Secretary	Trustee, President, Chief Operating Officer and Secretary
Clifford Greenberg 767 Fifth Avenue New York, N.Y. 10153	Director and Senior Vice President	Senior Vice President
Gretta J. Heaney 767 Fifth Avenue New York, N.Y. 10153	Chief Compliance Officer and Vice President	Chief Compliance Officer and Vice President
Patrick M. Patalino 767 Fifth Avenue New York, N.Y. 10153	Chief Legal Officer and Vice President	Chief Legal Officer and Vice President
David Kaplan 767 Fifth Avenue New York, N.Y. 10153	Vice President	None
Matt Kelly 767 Fifth Avenue New York, N.Y. 10153	Vice President	None
Michael Lippert 767 Fifth Avenue New York, N.Y. 10153	Vice President	Portfolio Manager

Andrew Peck 767 Fifth Avenue New York, N.Y. 10153	Senior Vice President	Senior Vice President
Susan Robbins 767 Fifth Avenue New York, N.Y. 10153	Director, Vice President and Senior Analyst	Vice President
David Schneider 767 Fifth Avenue New York, N.Y. 10153	Vice President	None
Peggy Wong 767 Fifth Avenue New York, N.Y. 10153	Vice President, Treasurer and CFO	Treasurer and CFO

(c) Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, BAMCO, Inc. and Baron Capital, Inc., 767 Fifth Avenue, New York, NY 10153. Records relating to the duties of the Registrant’s transfer agent are maintained by DST Systems, Inc., 330 West 9th Street, Pointdexter 1, Kansas City, MO 64105 and on or about May 11, 2007, of the Registrant’s custodian are maintained by State Street Bank and Trust Company, One Lincoln Street, Boston. MA 02111.

ITEM 29. MANAGEMENT SERVICES

Inapplicable.

ITEM 30. UNDERTAKINGS

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(a) under the Securities Act and) has duly caused this post-effective amendment No. 12 and No. 15, respectively to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 16th day of June 2008.

BARON SELECT FUNDS

By:	/S/ RONALD BARON
Ronald Baron, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment No. 12 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

/S/ RONALD BARON Ronald Baron	Chief Executive Officer & Trustee	June 16, 2008

*/S/ NORMAN S. EDELCUP Norman S. Edelcup	Trustee	June 16, 2008

*/S/ DAVID I. FUENTE David I. Fuente	Trustee	June 16, 2008

/S/ LINDA S. MARTINSON Linda S. Martinson	Chief Operating Officer, President, Secretary, Trustee	June 16, 2008

*/S/ CHARLES N. MATHEWSON Charles N. Mathewson	Chairman & Trustee	June 16, 2008

*/S/ PATRICK M. PATALINO Patrick M. Patalino	Vice President and Chief Legal Officer	June 16, 2008

*/S/ HAROLD MILNER Harold Milner	Trustee	June 16, 2008

*/S/ RAYMOND NOVECK Raymond Noveck	Trustee	June 16, 2008

*/S/ DAVID A. SILVERMAN David A. Silverman	Trustee	June 16, 2008

/S/ PEGGY WONG Peggy Wong	Treasurer (Principal Financial & Accounting Officer)	June 16, 2008

*By:	/S/ PATRICK M. PATALINO
Patrick M. Patalino

Attorney-in-fact pursuant to a power of attorney previously filed.

Dated: June 16, 2008

Exhibit Index

Exhibit	Description
D(1)	Investment Advisory Agreement between Baron Partners Fund and BAMCO, Inc., as amended on May 20, 2008.
D(2)	Investment Advisory Agreement between Baron Retirement Income Fund and BAMCO, Inc.
G(5)	Additional Series Letter for Master Custodian Agreement and Administration Agreement, dated June 11, 2008.
K(2)	Omitted Financial Statements of Baron Investment Partners, L.P.
J(1)	Consent of Independent Certified Public Accountants, Baron Partners Fund.
J(2)	Consent of Independent Certified Public Accountants, Baron Retirement Income Fund.